UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

WELLS FARGO FUNDS TRUST

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.)	Title of each class of securities to which transaction applies:
2.)	Aggregate number of securities to which transaction applies:
3.)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount which the filing fee is calculated and state how it was determined):
4.)	Proposed maximum aggregate value of transaction:
5.)	Total fee paid:

Wells Fargo Advantage Funds (logo)

Important Proxy Information

Please take a moment to read.

The enclosed document is a proxy statement with proposals concerning the Wells Fargo Advantage C&B Large Cap Value Fund, the Wells Fargo Advantage C&B Mid Cap Value Fund, and the Wells Fargo Advantage Value Fund (the Funds). You are being asked to approve new subadvisory agreements with Cooke & Bieler, LLP, for these Funds. The following information highlights the principal aspects of the proposals, which are subject to a vote by the Funds’ shareholders.

We encourage you to read the full text of the enclosed proxy statement.

What are you asking me to vote on?

You are being asked to approve new subadvisory agreements with Cooke & Bieler, LLP (C&B), on behalf of your Fund(s). The reason for the new subadvisory agreements is that on October 23, 2007, Affiliated Managers Group, Inc. (AMG), signed a definitive agreement to acquire a majority interest in the businesses of C&B. Although it is anticipated that the change will have no impact on the current personnel who manage the Funds and the way that they manage the Funds, the change in control required new subadvisory agreements that were unanimously approved by the Wells Fargo Advantage Funds® Board of Trustees. The subadvisory agreements must now be approved by the Funds’ shareholders.

Why has the Board of Trustees recommended that I vote in favor of reapproving the Subadvisory Agreements with C&B?

The Board of Trustees has found that the new subadvisory agreements are fair and equitable for the Funds’ shareholders. Because the Board of Trustees does not anticipate any changes in the ways that the Funds will be managed or to the Funds’ expenses, they unanimously recommend that you vote in favor of the agreement(s).

The Board of Trustees came to its conclusion after an evaluation of the acquiring firm, AMG. AMG is an asset management company that has equity investments in a diverse group of growing investment firms. Throughout its history, AMG has proven to be strongly committed to the core principles of affiliate autonomy and equity participation, thereby preserving each of its affiliates’ distinct culture and entrepreneurial focus. The investment decision makers at C&B are expected to remain in place and continue to provide outstanding service through their commitment to a “high quality, low risk” investment philosophy.

Whom should I call with questions about the voting process?

If you have any questions about the proxy materials or the proposal, please call your investment professional or trust officer. You may also call Wells Fargo Advantage Funds at 1-800-222-8222. If you have any questions about how to vote your shares, or if you would like to do so by telephone, you may call our proxy solicitor, D.F. King & Co., Inc., at 1-800-829-6554.

[back cover]

Wells Fargo Advantage Funds (logo)

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company. 107601 12-07

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

© 2007 Wells Fargo Funds Management, LLC. All rights reserved.

www.wellsfargo.com/advantagefunds

IMPORTANT NOTICE: Please complete the

enclosed proxy ballot and return it as soon as possible.

For your convenience you may vote by mail, by calling the toll-

free telephone number printed on your proxy ballot, or via the

Internet according to the enclosed voting instructions.

If you have any questions, you may call 1-800-222-8222 toll-free from 8:00 A.M. to 10:00 P.M. Eastern time.

WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE FUND

WELLS FARGO ADVANTAGE C&B MID CAP VALUE FUND

AND

WELLS FARGO ADVANTAGE VALUE FUND

OF

WELLS FARGO FUNDS TRUST

525 Market Street

San Francisco, California 94105

December 12, 2007

Dear Valued Shareholder:

I am pleased to invite you to a special meeting of shareholders of the Wells Fargo Advantage C&B Large Cap Value Fund (“C&B Large Cap Value Fund”), Wells Fargo Advantage C&B Mid Cap Value Fund (“C&B Mid Cap Value Fund”), and Wells Fargo Advantage Value Fund (“Value Fund”) to be held at 10:00 a.m. (Pacific Time), on January 28, 2008, in the Yosemite Conference Room at 525 Market Street, 12th Floor, San Francisco, California.

We are seeking your approval of two new sub-advisory agreements with Cooke & Bieler (“C&B”) for the Wells Fargo Advantage C&B Large Cap Value Portfolio, and the C&B Mid Cap Value Fund and Value Fund (the “Funds”). On October 24, 2007, Affiliated Managers Group, Inc. announced that it had signed a definitive agreement (the “Acquisition Agreement”) to acquire a majority interest in the business of C&B, as described herein. The closing of this transaction will result in the change of control of C&B and the automatic termination of C&B’s current sub-advisory agreements with the Funds.

The transactions contemplated by the Acquisition Agreement are not expected to result in any change to the C&B personnel who manage the Funds or in the manner in which the Funds are managed. In addition, Wells Fargo Funds Management, LLC, an indirect wholly-owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, N.A., would remain the investment adviser to the Funds and the entity that oversees the overall management of the Funds. The services provided by C&B under the new investment sub-advisory agreements and the fees payable to C&B for sub-advisory services would also remain unchanged from the current investment sub-advisory agreements with C&B. Nonetheless, the federal securities laws require that shareholders of the Funds be given the opportunity to approve new investment sub-advisory agreements in order to allow C&B to continue to provide sub-advisory services to the Funds following the closing of the transactions contemplated by the Acquisition

Agreement. Further, C&B has agreed to pay all expenses associated with this proxy solicitation so that neither the Funds nor shareholders of the Funds will bear any of these expenses.

The Boards of Trustees of Wells Fargo Funds Trust and Wells Fargo Master Trust have unanimously approved the new sub-advisory agreements with C&B, and found that they are fair and equitable. The Board of Trustees of Wells Fargo Funds Trust unanimously recommends that you vote to approve the proposed new sub-advisory agreements with C&B.

Please read the enclosed proxy materials and consider the information provided. We encourage you to complete and mail your proxy ballot promptly. No postage is necessary if you mail it in the United States. Alternatively, you may vote by calling the toll-free number printed on your proxy ballot, or via the Internet according to the enclosed voting instructions. If you have any questions about the proxy materials, or the proposal, please call your trust officer, investment professional, or Wells Fargo Advantage Funds’ Investor Services at 1-800-222-8222. If you have any questions about how to vote your shares you may call our proxy solicitor, D.F. King & Co., Inc., at 1-800-829-6554 Monday to Friday from 8:00 A.M. to 10:00 P.M. and Saturdays from 11:00 A.M. to 6:00 P.M. Your vote is important to us, no matter how many shares you own.

Very truly yours,

Karla M. Rabusch
President
Wells Fargo Funds Trust

WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE FUND

WELLS FARGO ADVANTAGE C&B MID CAP VALUE FUND

AND

WELLS FARGO ADVANTAGE VALUE FUND

OF

WELLS FARGO FUNDS TRUST

525 Market Street

San Francisco, California 94105

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 28, 2008

This is the formal notice and agenda for the special shareholder meeting (the “Meeting”) of Wells Fargo Advantage C&B Large Cap Value Fund (the “C&B Large Cap Value Fund”), Wells Fargo Advantage C&B Mid Cap Value Fund (the “C&B Mid Cap Value Fund”), and Wells Fargo Advantage Value Fund (the “Value Fund”) (together, the “Funds”) of Wells Fargo Funds Trust to be held on Monday, January 28, 2008, at 10:00 a.m. (Pacific Time) in the Yosemite Conference Room at 525 Market Street, 12th Floor, San Francisco, California, 94105 for the following purposes:

•

FOR SHAREHOLDERS OF THE C&B LARGE CAP VALUE FUND: To approve a new sub-advisory agreement among Cooke & Bieler, LLP, Wells Fargo Master Trust and Wells Fargo Funds Management, LLC for the C&B Large Cap Value Portfolio.

•

FOR SHAREHOLDERS OF THE C&B MID CAP VALUE FUND OR VALUE FUND: To approve a new sub-advisory agreement among Cooke & Bieler, LLP, Wells Fargo Funds Trust and Wells Fargo Funds Management, LLC for the C&B Mid Cap Value Fund and Value Fund.

•	FOR SHAREHOLDERS OF THE FUNDS: To conduct such other business as may properly come before the Meeting or any adjournment(s) thereof.

The Board of Trustees unanimously recommends that you vote in favor of the new sub-advisory agreements.

Only shareholders of record as of the close of business on November 21, 2007, are entitled to vote at the Meeting or any adjournment(s) thereof. Whether or not you expect to attend the Meeting, please complete and return the enclosed proxy ballot.

Please read the enclosed proxy materials and consider the information provided. We encourage you to complete and mail your proxy ballot promptly. No postage is necessary if you mail it in the United States. Alternatively, you may vote by calling the toll-free number printed on your proxy ballot, or via the Internet according to the enclosed voting instructions. If you have any questions about the proxy materials or the proposals, please call your trust officer, investment professional, or Wells Fargo Advantage Funds’ Investor Services at 1-800-222-8222. If you have any questions about how to vote your shares or if you would like to do so by telephone, you may call our proxy solicitor, D.F. King & Co., Inc., at 1-800-829-6554 Monday to Friday from 8:00 A.M. to 10:00 P.M. and Saturdays from 11:00 A.M. to 6:00 P.M.

By Order of the Board of Trustees of Wells Fargo Funds Trust,

C. David Messman
Secretary

December 12, 2007

YOUR VOTE IS VERY IMPORTANT TO US

REGARDLESS OF THE NUMBER OF SHARES THAT YOU ARE ENTITLED TO VOTE.

PROXY STATEMENT

Dated December 12, 2007

WELLS FARGO FUNDS TRUST

525 Market Street

San Francisco, California 94105

WHAT IS THIS DOCUMENT AND WHY ARE WE SENDING IT TO YOU?

This document is a proxy statement and is being furnished to shareholders as of November 21, 2007, of the Wells Fargo Advantage C&B Large Cap Value Fund (“C&B Large Cap Value Fund”), Wells Fargo Advantage C&B Mid Cap Value Fund (“C&B Mid Cap Value Fund”), and Wells Fargo Advantage Value Fund (“Value Fund”) of Wells Fargo Funds Trust (the “Trust”). It contains the information that shareholders of these Funds should know before voting on the following proposals, and should be retained for future reference:

Proposals	Shareholders Entitled to Vote

To approve a new sub-advisory agreement among Cooke & Bieler, LLP, Wells Fargo Master Trust (“Master Trust”) and Wells Fargo Funds Management, LLC (“Funds Management”) for the Wells Fargo Advantage C&B Large Cap Value Portfolio (the “C&B Large Cap Value Portfolio”).

Shareholders of the C&B Large Cap Value Fund

To approve a new sub-advisory agreement among Cooke & Bieler, LLP, the Trust and Funds Management for the C&B Mid Cap Value Fund and Value Fund (each of the agreements in the Proposals, a “New Agreement,” together, the “New Agreements”).

Shareholders of the C&B Mid Cap Value Fund or Value Fund
To conduct such other business as may properly come before the Meeting or any adjournment(s) thereof.	All Fund shareholders.

This Proxy Statement will be mailed to shareholders on or about December 19, 2007.

WHY IS YOUR APPROVAL OF THE NEW AGREEMENTS NECESSARY?

Shareholder approval of the New Agreements is necessary because Cooke & Bieler, L.P. (“C&B LP”), the current sub-adviser for the C&B Large Cap Value Portfolio, C&B Mid Cap Value Fund and Value Fund (each, a “Fund,” together, the “Funds”) has entered into a definitive agreement with Affiliated Managers Group, Inc. (“AMG”) pursuant to which AMG will acquire a majority interest in Cooke & Bieler, LLP (“C&B LLP”) (the “Acquisition”), a newly formed limited liability partnership that will conduct the business of C&B LP following the closing of the Acquisition. C&B LP and C&B LLP are referred to collectively as “C&B”. Under the federal securities laws, upon the closing of the transaction contemplated by the Acquisition Agreement, the change of control in C&B LP will constitute an assignment of the current sub-advisory agreement among C&B LP, Funds Management and the Trust for the C&B Mid Cap Value Fund and Value Fund, and the current sub-advisory agreement among C&B LP, Funds Management and Master Trust for the C&B Large Cap Value Portfolio (each, a “Current

Agreement,” together, the “Current Agreements”) and result in the automatic termination of the Current Agreements.

Shareholders of the C&B Mid Cap Value Fund and Value Fund will be considering and voting on the New Agreement with respect to those Funds via this proxy solicitation. The interestholders of the Portfolio, which is primarily the C&B Large Cap Value Fund, will be asked to approve the New Agreement with respect to the C&B Large Cap Value Portfolio. As an interestholder in the C&B Large Cap Value Portfolio, the C&B Large Cap Value Fund will “pass through” the votes of its shareholders on the New Agreement for the C&B Large Cap Value Portfolio via this proxy solicitation, and will vote its interests in the C&B Large Cap Value Portfolio in the same manner and proportion as C&B Large Cap Value Fund shareholders vote. In that sense, shareholders of the C&B Large Cap Value Fund will be considering and voting on the New Agreement with respect to the C&B Large Cap Value Portfolio.

If shareholders do not approve the New Agreements, the Board will consider what further action is appropriate.

WILL THE CHANGE OF CONTROL TRANSACTION AFFECT THE SUB-ADVISORY ARRANGEMENTS FOR THE FUNDS?

No. The purpose of this proxy solicitation is to ensure that the Funds retain the same sub-adviser and management services that they have received from C&B LP since the commencement of operations of the Funds. The New Agreements are substantially identical to their respective Current Agreements, except for the identity of the sub-adviser (C&B LLP instead of C&B LP), the date and the resulting initial terms, and neither the level of quality of services, the types of services, nor the sub-advisory fees payable to C&B LLP is expected to change as a result of approving the New Agreements. The change of control is not expected to affect C&B’s day-to-day operations or result in any change to the C&B personnel who currently manage the Funds or in the manner in which the Funds are managed. Further, Funds Management would continue to serve as the investment adviser to the Funds and, accordingly, would continue to be the entity that oversees the overall management of the Funds. The substantive terms of the New Agreements are described in more detail below.

IS ADDITIONAL INFORMATION ABOUT THE FUNDS AND NEW AGREEMENTS AVAILABLE?

Yes, additional information about the Funds is available in the:

•	Prospectuses for the Funds;
•	Statements of Additional Information for the Funds; and
•

Most recent annual and semi-annual reports for the Funds (for the C&B Large Cap Value Portfolio – the Annual Report dated September 30, 2007 and the Semi-Annual Report dated March 31, 2007; for the C&B Mid Cap Value Fund - the Annual Report dated October 31, 2006 and Semi-Annual Report dated April 30, 2007, and for the Value Fund - the Annual Report dated July 31, 2007 and Semi-Annual Report dated January 31, 2007), which contain financial statements for the most recent fiscal periods stated and which were previously mailed to respective Fund shareholders.

Copies of these documents are available upon request without charge by visiting our Web site at www.wellsfargo.com/advantagefunds or by writing to or calling:

Wells Fargo Advantage Funds®

P.O. Box 8266

Boston, MA 02266-8266

1-800-222-8222

You also may view or obtain these documents from the Securities and Exchange Commission (“SEC”):

In Person:	At the SEC’s Public Reference Room in Washington, D.C., and regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900 (duplicating fee required)
By Phone:	1-800-SEC-0330 (duplicating fee required)
By Mail:	Public Reference Section Securities and Exchange Commission 101 “F” Street, NE Washington, D.C. 20549-0102 (duplicating fee required
By Email:	publicinfo@sec.gov (duplicating fee required)
By Internet:	www.sec.gov (Information about the Fund may be found under Wells Fargo Funds Trust.)

You may obtain copies of the New Agreements upon request without charge by calling or writing Wells Fargo Advantage Funds at the number and address listed above. The principal terms of the New Agreements are summarized in this Proxy Statement.

APPROVAL OF THE NEW AGREEMENTS

Overview

Cooke & Bieler, L.P. (“C&B LP”) provides investment sub-advisory services directly to the C&B Mid Cap Value Fund and Value Fund and indirectly to the C&B Large Cap Value Fund. C&B Large Cap Value Fund is a gateway feeder fund that invests all or substantially all of its assets in a corresponding master portfolio, the C&B Large Cap Value Portfolio of Master Trust, which C&B sub-advises directly. When certain actions related to the Funds’ investment sub-advisory arrangements are proposed, we are obliged to seek Fund shareholder approval of those actions. Accordingly, shareholders of the Funds are being asked to consider and approve the New Agreements as a result of the transactions described below. C&B LP has served as investment sub-adviser to the Funds since their inceptions.

Description of the Change of Control Transactions. The information in this sub-section is based on information provided by C&B LP and AMG to the Trust, Master Trust and its respective Boards. On October 23, 2007, C&B LP entered into a definitive agreement (the “Acquisition Agreement”) with Affiliated Managers Group, Inc. (“AMG”), an asset management company that makes equity investments in a diverse group of investment management firms. AMG is a publicly traded Delaware corporation listed on the New York Stock Exchange, and whose affiliated investment management firms manage approximately $267 billion in assets as of June 30, 2007. The Acquisition Agreement provides for AMG to acquire a majority interest in Cooke & Bieler, LLP, a newly formed limited liability partnership (“C&B LLP”) that will conduct the business of C&B LP following the closing of the transactions contemplated by the Acquisition Agreement (such transaction, the “Change of Control Transaction”). In connection therewith, the existing business of C&B LP will be contributed by C&B LP to C&B LLP immediately prior to the closing of the Change of Control Transaction. The closing of the Change of Control Transaction is subject to customary regulatory approvals and closing conditions for a transaction of this nature, including a negotiated level of assets under management transitioning from C&B LP to the C&B LLP. C&B LP and C&P LLP are referred to collectively as “C&B”.

The Change of Control Transaction’s Effect on the Funds’ Sub-Advisory Arrangements with C&B. As part of the Change of Control Transaction, the senior management and certain other key employees of C&B including all of the current management owners, will retain an ownership interest in C&B LLP, and will enter into long-term employment contracts with C&B LLP. In addition, Funds Management has consented to the assignment of the Adoption Agreement between Funds Management and C&B LP to C&B LLP in connection with the Change of Control Transaction. The Adoption Agreement, as executed on March 9, 2004, effected the adoption of the predecessor C&B portfolios of the C&B Large Cap Value Fund, C&B Mid Cap Value Fund and Value Fund into the Wells Fargo Funds family. The terms of the Adoption Agreement, including the rights and obligations of the parties, will remain the same with the assignment, including Funds Management’s obligation to pay an early termination fee to C&B, unless such termination is for “cause,” in the event of C&B’s early termination as sub-adviser to the C&B Large Cap Value Portfolio, C&B Mid Cap Value Fund and/or Value Fund. Although the Change of Control Transaction as described herein would constitute “cause” under the Adoption Agreement, C&B LP and Funds Management mutually have agreed that the Change of Control Transaction shall not constitute “cause” under the Adoption Agreement and that Funds Management will pay no early termination fee to C&B in connection with the Change of Control Transaction. This mutual agreement applies only to the Change of Control Transaction and does not affect Funds Management’s obligation under the Adoption Agreement to pay the early termination fee pursuant to the terms of the Adoption Agreement with respect to other transactions. C&B does not expect the consummation of the Change of Control Transaction to affect its day-to-day operations, operational independence or C&B personnel who currently manage the Funds or in the manner in which the Funds are managed. Funds Management, a wholly-owned subsidiary of Wells Fargo & Company, also would remain the investment adviser to the Funds and, accordingly, would continue to be the entity that oversees the overall management of the Funds. Further, the Current Agreements, pursuant to which C&B LP currently provides sub-advisory services to the Funds, are substantially identical to their respective New Agreements, pursuant to which C&B LLP will provide sub-advisory services to the Funds upon the consummation of the Change of Control Transaction.

Notwithstanding the above, the Current Agreements, as required by the Investment Company Act of 1940 (the “1940 Act”), provide for their automatic termination upon their “assignment” (as defined under the 1940 Act). The Change of Control Transaction will constitute an assignment of each Current Agreement under the 1940 Act and will result in the automatic termination of the Current Agreements upon the closing of the Change of Control Transaction.

At an in-person meeting held on August 8, 2007, the Board of Trustees of Funds Trust (the “Board”), in anticipation of the Acquisition Agreement, Change of Control Transaction and termination of the Current Agreement with respect to the C&B Mid Cap Value Fund and Value Fund, and in careful consideration of the respective New Agreement, unanimously approved as in the best interest of shareholders of those Funds the New Agreement among C&B, LLP, Funds Management and the Trust that is substantially identical to its Current Agreement. At an in-person meeting held on August 8, 2007, the Board of Trustees of Master Trust, in anticipation of the Acquisition Agreement, Change of Control Transaction and termination of the Current Agreement with respect to the C&B Large Cap Value Portfolio, and in careful consideration of the respective New Agreement, unanimously approved as in the best interest of shareholders of the C&B Large Cap Value Portfolio the New Agreement among C&B, LLP, Funds Management and Master Trust that is substantially identical to its Current Agreement. Thus, as described below unless otherwise specified, the New Agreements are substantially identical to their respective Current Agreements.

The Boards unanimously recommend that Fund shareholders approve each New Agreement, as applicable.

Descriptions of the Current Agreements and New Agreements

Presently, C&B LP serves as the sub-adviser to the C&B Large Cap Value Portfolio pursuant to its Current Agreement dated December 6, 2004, that was most recently approved by the Board of Master Trust, including a majority of the Independent Trustees (as defined herein), on March 30, 2007, in connection with the Board’s annual review of advisory agreements. Presently, C&B also serves as the sub-adviser to the C&B Mid Cap Value Fund and Value Fund pursuant to its Current Agreement dated March 24, 2004, that was most recently approved by the Board, including a majority of the Independent Trustees (as defined herein), on March 30, 2007, in connection with the Board’s annual review of advisory agreements. Fund shareholders have not been required to vote on any matter relating to the Current Agreements up until the Change of Control Transaction.

The New Agreements are substantially identical to the respective Current Agreements, except with respect to the changed form of organization of the sub-adviser, resulting initial terms and effective date. Subject to shareholder approval, the New Agreements would include C&B, LLP (instead of C&B LP) as the sub-adviser and would become effective with respect to a Fund upon consummation of the Change of Control Transaction. All other terms of the New Agreements are identical to those of the respective Current Agreements. A form of the New Agreement for the C&B Mid Cap Value Fund and Value Fund is attached as Exhibit A and a form of the New Agreement for the C&B Large Cap Value Portfolio is attached as Exhibit B.

Under the Current Agreements and New Agreements, C&B is responsible for, subject to oversight by Funds Management and the Board (with respect to the Current Agreement and New Agreement for C&B Mid Cap Value Fund and Value Fund) or the Board of Master Trust (with respect to the Current Agreement and New Agreement for the C&B Large Cap Value Portfolio), investing and reinvesting the Funds’ assets in a manner consistent with their investment objectives, policies and restrictions, and applicable federal and state law. For providing these services under the Current Agreements and New Agreements, C&B is entitled to receive sub-advisory fees as a percentage of the average daily net assets of the Funds as listed in the chart below. Funds Management would be solely responsible for paying this fee from the investment advisory fees it receives as a percentage of the average daily net assets of the Funds.

Fund	C&B Annual Sub-Advisory Fee
C&B Large Cap Value Portfolio	0.45% on first $250 million 0.40% on next $250 million 0.35% on next $250 million 0.30% over $750 million
C&B Mid Cap Value Fund	0.55% on first $250 million 0.50% on next $250 million 0.45% on next $250 million 0.40% over $750 million
Value Fund	0.45% on first $250 million 0.40% on next $250 million 0.35% on next $250 million 0.30% over $750 million

The C&B Large Cap Value Portfolio was launched on December 6, 2004. For the fiscal year ended September 30, 2007, the amount of sub-advisory fees paid to C&B LP by Funds Management to sub-advise the C&B Large Cap Value Portfolio was $3,906,689. The C&B Mid Cap Value Fund was launched on February 18, 1998. For the fiscal year ended October 31, 2006, the amount of sub-advisory fees paid to C&B LP by Funds Management to sub-advise the Fund was $3,988,508. The Value Fund was launched on February 12, 1997. For the fiscal year ended July 31, 2007, the amount of sub-advisory fees paid to C&B LP by Funds Management to sub-advise the Fund was $147,434. Other than the sub-advisory fees paid to C&B LP as described above, the Funds did not make any payments to C&B LP or any affiliate of C&B LP for the Funds’ most recent fiscal years.

Under the Current Agreements and New Agreements, C&B is also responsible for providing additional services related to the continuous investment program for the Funds, including recordkeeping services, and is obligated to comply with all the applicable rules and regulations of the SEC. The Current Agreements and New Agreements require C&B to submit certain reports to the respective Board or Funds Management both quarterly and upon request and also specify that C&B must use its best efforts to obtain for the Funds the most favorable price and execution available. In compliance with the federal securities laws and subject to reporting to the respective Board, C&B may cause a Fund to pay a broker who provides certain research and brokerage services an amount for a commission that exceeds the amount that another broker would charge, in recognition of the brokerage and research services provided. The Current Agreements and New Agreements also provide that C&B may aggregate the orders of the Funds with those of other clients or accounts C&B manages, provided that the aggregation will result in an overall economic benefit to the Funds and C&B complies with all SEC pronouncements and interpretations regarding the aggregation of trades.

C&B bears all expenses in connection with the performance of its services under the Current Agreements and New Agreements, as well as any reasonable out-of-pocket costs and expenses incurred by Funds Management or the Trust to reflect and circulate changes in disclosure documents as a result of any changes to C&B portfolio management of the Funds, to obtain shareholder approval of a new sub-advisory agreement as a result of a change of control transaction, or otherwise to comply with the federal securities laws. Ordinary business expenses incurred in the operation of the Funds are borne by the Funds, except to the extent otherwise provided in the Current Agreements and New Agreements.

The Current Agreements and New Agreements both provide that C&B shall not be liable to Funds Management, the Trust or its shareholders for any error of judgment in connection with rendering its services pursuant to the Agreements or for any losses sustained in the purchase, holding or sale of any security, unless C&B or any of its officers, directors, employees or agents acted with willful misfeasance, bad faith, negligence or reckless disregard in performing their obligations and duties under the Agreements.

As with the Current Agreements, if approved by shareholders of the Funds, the New Agreements will continue in effect for an initial term of two years from the date of shareholder approval. After the initial term, the New Agreements are renewable annually for no more than one year, subject to Board or shareholder approval. Specifically, the Current Agreements and New Agreements are subject to annual approval by (i) the respective Board or by the vote of a “majority of outstanding voting securities” of the respective Fund (as defined in the 1940 Act) and (ii) the affirmative vote of a majority of the Trustees of the respective Trust who are not parties to the Agreements or “interested persons” (as defined in the 1940 Act) of a party to the Agreements (“Independent Trustees”), by votes cast in person at a meeting specifically called for such purpose. As with the Current Agreements, the New Agreements may be terminated at any time without penalty by written notice of the respective Funds to C&B LLP in the event that the respective Board or a majority of the Fund’s outstanding voting securities vote to terminate the New Agreement, or by C&B LLP or Funds Management upon 60 days’ written notice. Consistent with the 1940 Act and the Current Agreements, the New Agreements also would terminate upon their “assignment” as defined in the 1940 Act.

If shareholders of the Funds do not approve the New Agreements, the Change of Control Transaction may not be consummated. Although C&B LP may continue to serve as the sub-adviser to the Funds under the Current Agreements, the respective Board will determine what, if any further action is appropriate.

Board Considerations in Approving the New Agreements

The Boards have the responsibility under the 1940 Act to vote on the approval of the New Agreements at meetings held in person called for the purpose of voting on such approvals. At meetings held in person on August 8, 2007, the Boards of the Trust and Master Trust specifically considered approval of the New Agreements. At this meeting, the Boards received and considered information and data about the services C&B has provided to the Funds in the past and proposes to provide to the Funds after the Change of Control Transaction. They also received and considered presentations and materials on AMG, the Acquisition Agreement, Change of Control Transaction and the expected termination of the Current Agreements. Representatives of Funds Management and C&B also confirmed for the Trustees that the New Agreements are substantially identical to their respective Current Agreements, as described above.

In addition, the Boards received information with respect to the factors noted below, including updates on certain information provided at the most recent annual advisory agreement review meeting on March 30, 2007, for which detailed, comparative information and data relating to performance, sub-advisory fees, other funds and non-fund advisory accounts advised by C&B had been provided and considered (the “March Materials”). After receiving and considering the information described herein, the Boards, including the Independent Trustees advised by their independent legal counsel, unanimously approved the respective New Agreements, to take effect, subject to the required shareholder approval described herein, upon the consummation of the Change of Control Transaction. The following is a summary of the Boards’ discussion and views regarding certain factors relevant to their consideration of the New Agreements.

C&B LARGE CAP VALUE PORTFOLIO

Nature, Extent and Quality of Services. The Board of Master Trust received and considered information that it believed necessary to evaluate the nature, extent and quality of services provided to the C&B Large Cap Value Portfolio by C&B as well as the ability of C&B to continue to provide those services to the C&B Large Cap Value Portfolio under the New Agreement following the Change of Control Transaction. Among other information, the Board reviewed and analyzed updated materials on C&B and considered a presentation by C&B, both of which included, among other things, information about any proposed changes to C&B’s ownership, management and operations after the Change of Control Transaction.

The Trustees noted that the Change of Control Transaction is not expected to result in any change to the C&B personnel who currently manage the C&B Large Cap Value Portfolio or the manner in which the C&B Large Cap Value Portfolio is managed. In this regard, the Board considered that C&B’s portfolio management team and the research analysts supporting them are expected to remain the same after the Change of Control Transaction. The Board also evaluated the ability of C&B, based on its respective resources, reputations and other attributes, to continue to attract and retain highly qualified investment professionals, including research, advisory, and supervisory personnel, after the Change of Control Transaction. In this regard, the Board noted C&B’s representations that its new ownership structure would provide increased flexibility for younger members of the investment team to attain ownership in the firm in the future.

Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided, and to continue to be provided, to the C&B Large Cap Value Portfolio by C&B.

Fund Performance. The Board considered the performance results for the C&B Large Cap Value Portfolio over various time periods ended June 30, 2007. It also considered these results in comparison to the median performance results of the group of funds that was determined by Lipper Inc. (“Lipper”) to be the most similar to the C&B Large Cap Value Portfolio (the “Peer Group”), as well as to the Portfolio’s benchmark index. Lipper is an independent provider of investment company data.

The Board noted that the performance of the C&B Large Cap Value Portfolio, in which the C&B Large Cap Value Fund invests, was lower than the median performance of its Peer Group for the three-year period and that the C&B Large Cap Value Portfolio required further review. Upon further review, the Board noted that the C&B Large Cap Value Portfolio’s performance had significantly improved in 2006, ranking in the top decile over the past year, and that first quarter underperformance in 2007 was driven by limited exposure to top performing sectors. The Board noted that performance had gained back some ground in the second quarter of 2007 and noted that it would continue to monitor the Portfolio’s performance. The Board also noted that performance results were generally consistent with the long-term investment strategies of the C&B Large Cap Value Portfolio.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance results supported the approval of the New Agreement.

Sub-Advisory Fee Rates. The Board also reviewed and considered the contractual investment sub-advisory fee rate payable by Funds Management to C&B LLP for investment sub-advisory services (the “Sub-Advisory Agreement Rate”) under the New Agreement, which the Board noted is the same as the Sub-Advisory Agreement Rate payable to C&B LP under the Current Agreement. The Board noted that the fees paid to C&B LLP pursuant to the Sub-Advisory Agreement Rate are paid by Funds Management out of its advisory fees, and are not paid directly by the C&B Large Cap Value Portfolio. The Board concluded that the Sub-Advisory Agreement Rate was fair and equitable, based on its consideration of the factors described above.

Profitability. The Board did not consider profitability information with respect to C&B, which is not affiliated with Funds Management. The Board noted that the sub-advisory fees paid to C&B had been negotiated by Funds Management on an arm’s length basis and that C&B’s separate profitability from its relationship with the C&B Large Cap Value Portfolio was not a material factor in determining whether to approve the New Agreement. The Board did, however, generally consider the financial health and soundness of C&B’s investment advisory business.

Economies of Scale. The Board did not review specific information regarding whether there have been economies of scale with respect to the management of the C&B Large Cap Value Portfolio, whether the C&B Large Cap Value Portfolio has appropriately benefited from any economies of scale, or whether there is potential for realization of any further economies of scale for the C&B Large Cap Value Portfolio, because it regards that information as less relevant at the sub-adviser level. Rather, it reviews extensive information regarding potential economies of scale at its annual, in-person meeting to consider the C&B Large Cap Value Portfolio’s investment advisory agreement with Funds Management for reapproval.

Information about Services to Other Clients. The Board had received and considered information about the nature and extent of services and fee rates offered by C&B to other clients in the related March Materials in connection with reapproving the Current Agreement. At that meeting, the Board had concluded that the Sub-Advisory Agreement Rate was within a reasonable range of the fee rates offered to others by C&B, giving effect to differences in services covered by such fee rates. In connection with approving the New Agreement, the Board noted that the Sub-Advisory Agreement Rate payable under the New Agreement is the same as the Sub-Advisory Agreement Rate payable under the Current Agreement.

Other Benefits to C&B. The Board had received and considered information regarding potential “fall-out” or ancillary benefits received by C&B as a result of its relationship with the C&B Large Cap Value Portfolio in the related March Materials in connection with reapproving the Current Agreement, and noted that such benefits could include, among others, benefits directly attributable to the relationship of C&B with the C&B Large Cap Value Portfolio and benefits potentially derived from an increase in C&B’s business as a result of its relationship with the C&B Large Cap Value Portfolio (such as the ability to market to interestholders other financial products offered by C&B and its affiliates). At that meeting, the Board had concluded that the benefits were not unreasonable.

At that meeting, the Board also had considered the effectiveness of C&B’s policies in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture commission costs, and the controls applicable to brokerage allocation procedures. The Board also had reviewed at its annual advisory agreement review meeting C&B’s methods for allocating portfolio investment opportunities among the C&B Large Cap Value Portfolio and other clients.

In connection with considering the New Agreement for approval, the Board noted that C&B would continue to provide the same sub-advisory services and would be subject to the same duties and obligations under the New Agreement as under the Current Agreement. The Board also noted that the Change of Control Transaction was not expected to affect C&B’s day-to-day operations or the manner in which the C&B Large Cap Value Portfolio is managed.

Other Factors and Broader Review. The Board noted C&B’s representations that the Change of Control Transaction was not expected to affect C&B’s operational independence, including firm strategy and investment philosophy or process.

Conclusion. No single factor was cited as determinative to the Board’s decision. Rather, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board, including the Independent Trustees, unanimously concluded that the terms of the New Agreement are fair and equitable and that approval of the New Agreement was in the best interest of the C&B Large Cap Value Portfolio and its interestholders. Accordingly, the Board unanimously approved the New Agreement for an initial two-year period.

C&B MID CAP VALUE FUND; VALUE FUND

Nature, Extent and Quality of Services. The Board of the Trust received and considered information that it believed necessary to evaluate the nature, extent and quality of services provided to the C&B Mid Cap Value Fund and Value Fund by C&B as well as the ability of C&B to continue to provide those services to the Funds under the New Agreement following the Change of Control Transaction. Among other information, the Board reviewed and analyzed updated materials on C&B and considered a presentation by C&B, both of which included, among other things, information about any proposed changes to C&B’s ownership, management and operations after the Change of Control Transaction.

The Trustees noted that the Change of Control Transaction is not expected to result in any change to the C&B personnel who currently manage the Funds or the manner in which the Funds are managed. In this regard, the Board considered that C&B’s portfolio management team and the research analysts supporting them are expected to remain the same after the Change of Control Transaction. The Board also evaluated the ability of C&B, based on its respective resources, reputations and other attributes, to continue to attract and retain highly qualified investment professionals, including research, advisory, and supervisory personnel, after the Change of Control Transaction. In this regard, the Board noted C&B’s representations that its new ownership structure would provide increased flexibility for younger members of the investment team to attain ownership in the firm with options for additional ownership interests in the future.

Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided, and to continue to be provided, to the Funds by C&B.

Fund Performance. The Board considered the performance results for the Funds over various time periods ended June 30, 2007. It also considered these results in comparison to the median performance results of the groups of funds that was determined by Lipper Inc. (“Lipper”) to be the most similar to the Funds (each, a “Peer Group” and collectively, the “Peer Groups”), as well as to the Funds’ benchmark indices. Lipper is an independent provider of investment company data.

The Board noted that the C&B Mid Cap Value Fund’s performance for the three- and five-year periods was at or lower than the median performance of its Peer Group and required further review. Upon further review, the Board noted that the C&B Mid Cap Value Fund had significantly improved its performance, ranking in the highest quintile of its Peer Group for the one-year period. The Board noted

that the performance of the Value Fund was performing at the median performance of its Peer Group for the one- and five-year periods and that it would continue to monitor the Value Fund’s performance. The Board also noted that performance results were generally consistent with the long-term investment strategies of the Funds.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance results supported the approval of the New Agreement for each Fund.

Sub-Advisory Fee Rates. The Board also reviewed and considered the contractual investment sub-advisory fee rates payable by Funds Management to C&B LLP for investment sub-advisory services (the “Sub-Advisory Agreement Rates”) under the New Agreement, which the Board noted is the same as the Sub-Advisory Agreement Rates payable to C&B LP under the Current Agreement. The Board noted that the fees paid to C&B LLP pursuant to the Sub-Advisory Agreement Rates are paid by Funds Management out of its advisory fees, and are not paid directly by the Funds. The Board concluded that the Sub-Advisory Agreement Rates were fair and equitable, based on its consideration of the factors described above.

Profitability. The Board did not consider profitability information with respect to C&B, which is not affiliated with Funds Management. The Board noted that the sub-advisory fees paid to C&B had been negotiated by Funds Management on an arm’s length basis and that C&B’s separate profitability from its relationship with the Funds was not a material factor in determining whether to approve the New Agreement. The Board did, however, generally consider the financial health and soundness of C&B’s investment advisory business.

Economies of Scale. The Board did not review specific information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, or whether there is potential for realization of any further economies of scale for the Funds because it regards that information as less relevant at the sub-adviser level. Rather, it reviews extensive information regarding potential economies of scale at its annual, in-person meeting to consider the Funds’ investment advisory agreement with Funds Management for reapproval.

Information about Services to Other Clients. The Board had received and considered information about the nature and extent of services and fee rates offered by C&B to other clients in the related March Materials in connection with reapproving the Current Agreement. At that meeting, the Board had concluded that the Sub-Advisory Agreement Rates were within a reasonable range of the fee rates offered to others by C&B, giving effect to differences in services covered by such fee rates. In connection with approving the New Agreement, the Board noted that the Sub-Advisory Agreement Rates payable under the New Agreement are the same as the Sub-Advisory Agreement Rates payable under the Current Agreement.

Other Benefits to C&B. The Board had received and considered information regarding potential “fall-out” or ancillary benefits received by C&B as a result of its relationship with the Funds in the related March Materials in connection with reapproving the Current Agreement, and noted that such benefits could include, among others, benefits directly attributable to the relationship of C&B with the Funds and benefits potentially derived from an increase in C&B’s business as a result of its relationship with the Funds (such as the ability to market to shareholders other financial products offered by C&B and its affiliates). At that meeting, the Board had concluded that the benefits were not unreasonable.

At that meeting, the Board also had considered the effectiveness of C&B’s policies in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture commission costs, and the controls applicable to brokerage allocation procedures. The Board also had reviewed at its annual advisory agreement review meeting C&B’s methods for allocating portfolio investment opportunities among the Funds and other clients.

In connection with considering the New Agreement for approval, the Board noted that C&B would continue to provide the same sub-advisory services and would be subject to the same duties and obligations under the New Agreement as under the Current Agreement. The Board also noted that the Change of Control Transaction was not expected to affect C&B’s day-to-day operations or the manner in which the Funds are managed.

Other Factors and Broader Review. The Board noted C&B’s representations that the Change of Control Transaction was not expected to affect C&B’s operational independence, including firm strategy and investment philosophy or process.

Conclusion. No single factor was cited as determinative to the Board’s decision. Rather, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board, including the Independent Trustees, unanimously concluded that the terms of the New Agreement are fair and equitable and that approval of the New Agreement was in the best interest of the Funds and its shareholders. Accordingly, the Board unanimously approved the New Agreement for an initial two-year period.

More Information About C&B

C&B LP is an investment adviser registered with the Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940 (the “Advisers Act”), and the C&B business commenced operations in 1949. C&B LP currently operates as a Pennsylvania limited partnership, and is majority owned by its managing partners. In connection with the consummation of the Change of Control Transaction, the existing business of C&B LP will be contributed by C&B LP to C&B LLP and C&B LLP will conduct the business of C&B LP following the consummation of the Change of Control Transaction.

C&B is located at 1700 Market St, Philadelphia, PA, 10103 and will maintain this address after the Change of Control Transaction. C&B provides investment management services to a number of institutional accounts, including employee benefit plans, college endowment funds and foundations. Accounts managed by C&B had combined assets of approximately $10 billion as of August 2007.

The principal executive officers, managers, members or partners of C&B, who are expected to continue in the same capacity after the Change of Control Transaction, are provided below. The address for each individual is 1700 Market Street, Philadelphia, PA 19103. The six partners listed below should be considered the functional equivalent of the executive officers of C&B.

Name	Principal Occupation
Kermit S. Eck, CFA	Partner, Portfolio Manager and Research Analyst
Daren C. Heitman, CFA	Portfolio Manager and Research Analyst
Michael M. Meyer, CFA	Partner, Portfolio Manager and Research Analyst
James R. Norris	Partner, Portfolio Manager and Research Analyst
Edward O’Connor, CFA	Partner, Portfolio Manager and Research Analyst
James R. O’Neill, CFA	Partner, Portfolio Manager and Research Analyst
Mehul Trivedi, CFA	Partner, Portfolio Manager and Research Analyst

In addition to serving as the investment sub-adviser to the Funds, C&B serves as the investment sub-adviser to certain other funds which have investment objectives similar to the Funds, as provided below.

Fund	Asset Size as of June 30, 2007	Current Management Fee Based on Average Daily Net Assets
Wells Fargo Advantage VT C&B Large Cap Value Fund	$31,032,308	0.45% on first $250 million 0.40% on next $250 million 0.35% on next $250 million 0.30% over $750 million

The Funds paid no brokerage commissions to affiliated broker-dealers for the fiscal years ended September 30, 2007, (for the C&B Large Cap Value Portfolio), October 31, 2006, (for the C&B Mid Cap Value Fund) and July 31, 2007, (for the Value Fund).

THE BOARD UNANIMOUSLY RECOMMENDS

THAT YOU VOTE IN FAVOR OF THE NEW AGREEMENTS.

INFORMATION ON VOTING

This Proxy Statement is being provided in connection with the solicitation of proxies by the Board to solicit your vote to approve the New Agreements at a special meeting of shareholders (the “Meeting”). The Meeting will be held on the 28th day, January, 2008, at 10:00 a.m. (Pacific Time) in the Yosemite Conference Room at 525 Market Street, 12th Floor, San Francisco, California, 94105.

You may vote in one of four ways.

•	Complete and sign the enclosed proxy card and mail it to us in the enclosed prepaid return envelope (if mailed in the United States).

•	Vote on the Internet at the Web site address listed on your proxy ballot.

•	Call the toll-free number printed on your proxy ballot and follow the instructions provided.

•	You also may vote in person by attending the Meeting.

Please note that to vote via the Internet or telephone, you will need the “control number” that is printed on your proxy card.

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a later dated proxy or a written notice of revocation to the appropriate Funds. You also may give written notice of revocation in person at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposal.

Only shareholders of record on November 21, 2007, are entitled to receive notice of, and to vote at, the Meeting. Each whole and fractional share of a Fund entitled to vote held as of November 21, 2007, is entitled to a whole or fractional vote. The presence in person or by proxy of one-third of the outstanding shares of the Funds is required to constitute a quorum. Approval of a New Agreement for a Fund requires approval by the lesser of (1) 67% or more of the voting shares of a Fund present at the Meeting, provided that holders of more than 50% of such Fund’s outstanding shares are present or represented by proxy, or (2) more than 50% of the Fund’s outstanding voting securities.

The election inspectors will count your vote at the Meeting if cast in person or by proxy. The election inspectors will count:

•	votes cast FOR approval of the proposal to determine whether sufficient affirmative votes have been cast;

•	ballots that are returned without a direction the same as votes cast FOR the proposal; and

•

abstentions and broker non-votes of shares (in addition to votes cast FOR) to determine whether a quorum is present at the Meeting. Abstentions and broker non-votes are not counted to determine whether a proposal has been approved.

Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker lacks discretionary voting authority.

The Board knows of no matters other than the proposals described in this Proxy Statement that will be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Board’s intention that proxies will be voted on such matters based on the judgment of the persons named in the enclosed form of proxy. In the event that a quorum is not present for the Meeting, or in the event that a quorum is present but sufficient votes to approve any proposed item are not received by a Fund, one or more adjournment(s) may be proposed to permit further solicitation of proxies. Any such adjournment(s) will require the affirmative vote of a majority of the shares that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST the proposal against any adjournment(s).

In addition to the solicitation of proxies by mail or expedited delivery service, certain officers and employees of Funds Management or an affiliate, who will not be paid for their services, the Wells Fargo Advantage Funds or a solicitor may solicit proxies by telephone, facsimile, verbal, Internet, or e-mail communication. Funds Management has engaged the proxy solicitation firm of D.F. King & Co., Inc., which will be paid approximately $200,560, plus out-of-pocket expenses, for its services. C&B will bear the expenses incident to the solicitation of proxies in connection with the Meeting, which expenses include the fees and expenses of tabulating the results of the proxy solicitation and the fees and expenses of D.F. King & Co., Inc. C&B also will reimburse upon request persons holding shares as nominees for their reasonable expenses in sending soliciting material to their principals. The Funds will not pay any of the costs associated with the preparation of this Proxy Statement or the solicitation of proxies.

Outstanding Shares

As of November 21, 2007, the Funds had the following number of shares outstanding and entitled to vote:

Name of Fund/Class	Total Number of Shares Outstanding	Number of Shares Outstanding Per Class
C&B Large Cap Value Fund	95,266,826.68
Class A		6,979,473.22
Class B		2,356,594.03
Class C		1,632,162.50
Class D		21,676,426.18
Administrator Class		57,665,608.04
Institutional Class		4,956,562.61
C&B Mid Cap Value Fund	39,850,048.60
Class A		2,226,468.75
Class B		653,192.80
Class C		740,169.64
Class D		28,100,728.07
Administrator Class		4,577,233.36
Institutional Class		3,552,255.98
Value Fund	1,514,130.60
Class A		160,376.50
Class B		39,978.48
Class C		20,908.49
Administration Class		152,659.39
Investor Class		1,140,207.74

Principal Shareholders

The federal securities laws require that we include information about the shareholders who own 5% or more of the outstanding voting shares of any Class of the Funds. To the knowledge of Wells Fargo Advantage Funds, the following persons are the only persons who owned, of record or beneficially, 5% or more of the outstanding shares of any Class of the Funds as of November 21, 2007. No person with record ownership of 5% or more of any Class of the Funds is known by the Trust to have beneficial ownership of such shares.

Fund/Class	Name and Address	Type of Ownership	Percentage
C&B Large Cap Value Fund (Fund Level)	Wells Fargo Bank NA FBO Omnibus Account – Reinvest/Reinv P.O. Box 1533 Minneapolis, MN 55480-1533	Record	25.6%(a)
Class A	American Enterprise Investment Services FBO P.O. Box 9446 Minneapolis, MN 55440-9446	Record	13.23%
	Wells Fargo Bank West NA Various FASCORP Recordkept Plans 8515 E Orchard Rd #2T2 Greenwood, Village, CO 80111-5002	Record	13.99%

Class B	American Enterprise Investment Services FBO P.O. Box 9446 Minneapolis, MN 55440-9446	Record	26.58%
Class C	American Enterprise Investment Services FBO P.O. Box 9446 Minneapolis, MN 55440-9446	Record	23.75%
Class D	Charles Schwab & Co., Inc. Reinvest Account Attn Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	Record	75.53%
Administrator Class	Wells Fargo Bank NA FBO Omnibus Account – Reinvest/Reinvest P.O. Box 1533 Minneapolis, MN 55480-1533	Record	42.41%
	Wells Fargo Bank NA FBO Omnibus Account – Cash/Cash P.O. Box 1533 Minneapolis, MN 55480-1533	Record	20.83%
	Wells Fargo Bank NA FBO WF-RPS-OMN Reinvest/Reinvest P.O. Box 1533 Minneapolis, MN 55480-1533	Record	15.34%
	Wells Fargo Funds Management LLC Exclusive Benefit of its Customers Wells Fargo Advisor Program 100 Heritage Reserve Menomonee Falls, WI 53051-4400	Record	11.73%
Institutional Class	Patrician Holdings Limited c/o Caledonian Trust (Cayman) Ltd Caledonian House 69 Dr Roy’s Drive P.O. Box 1043 Grand Cayman, Cayman Islands KY1-1102	Record	35.07%
	Wachovia Bank 1525 West Wt Harris Blvd Charlotte, NC 28288-0001	Record	18.60%
	Central New York Community Foundation Inc. 500 S. Salina St. STE 428 Syracuse, NY 13202-3314	Record	18.56%
	Natexis Banques Popularires Attn: Sct Comptabilite Titres 10 Rue Des Roquemonts 14099 Caen Cedex 9 France	Record	11.94%
	Wells Fargo Bank NA FBO Performance Fibers 401k P.O. Box 1533 Minneapolis, MN 55480-1533	Record	7.80%

	Saxon & Co. FBO P.O. Box 7780-1888 Philadelphia, PA 19182-0001	Record	7.54%
C&B Mid Cap Value Fund (Fund Level)	Charles Schwab & Co., Inc. Reinvest Account Attn Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	Record	37.8%(b)
Class A	American Enterprise Investment Services FBO P.O. Box 9446 Minneapolis, MN 55440-9446	Record	12.80%
	Wilmington Trust Comp. Cust. FBO Wellstar Hlth System Inc. Sppl Ret c/o Mutual Funds P.O. Box 8880 Wilmington, DE 19899-8880	Record	5.30%
Class B	American Enterprise Investment Services FBO P.O. Box 9446 Minneapolis, MN 55440-9446	Record	31.48%
Class C	American Enterprise Investment Services FBO P.O. Box 9446 Minneapolis, MN 55440-9446	Record	19.79%
Class D	Charles Schwab & Co., Inc. Reinvest Account Attn Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	Record	53.63%
	National Financial Serv LLC Exclusive Benefit of our Cust Attn Mutual Funds Dept 5th Fl 200 Liberty St One World Financial Center New York, NY 10281-1003	Record	26.46%
Administrator Class	Wilmington Trust Comp. Cust. FBO John Hopkins Health Sys c/o Mutual Funds P.O. Box 8880 Wilmington, DE 19899-8880	Record	13.98%
	Wells Fargo Bank NA FBO WF-RPS-OMN Reinvest/Reinvest P.O. Box 1533 Minneapolis, MN 55480-1533	Record	13.09%
	NFS LLC FEBO USB FBO Trust Operations – Reinvest Attn Mutual Funds 1555 N Rivercenter Drive STE210 Milwaukee, WI 53212-3958	Record	7.02%

	SEI Private Trust Co c/o Suntrust Attn Mutual Funds Administrator One Freedom Valley Drive Oaks, PA 19456	Record	5.53%
	Wells Fargo Bank NA FBO Omnibus Account - Reinvest/Reinvest P.O. Box 1533 Minneapolis, MN 55480-1533	Record	5.01%
Institutional Class	Mercer Trust Company TTEE FBO Rio Tinto America Inc. Savings Plan 1 Investors Way Norwood, MA 02062-1599	Record	18.97%
	Wendel & Co. c/o The Bank of New York Mutual Funds Reorg Department P.O. Box 1066 New York, NY 10268-1066	Record	16.33%
	Colorado County Officials & Employee Retirement Assn Trustee FBO CCOERA 401a and 457 Plan c/o Great West 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	Record	13.99%
	Community Foundation of the Ozarks 425 E. Trafficway St Springfield, MO 65806-1121	Record	12.62%
	NFS LLC FEBO FIIOC as Agent for Qualified Employee Benefit Plans (401k) FINOPS-IC Funds 100 Magellan Way Covington, KY 41015-1987	Record	9.22%
	NFS LLC FEBO USB FBO GMF Corp Perm/Mutual Fd P.O. Box 1787 Milwaukee, WI 53201-1787	Record	8.36%
	Wells Fargo Bank NA FBO Retirement Plan Svcs P.O. Box 1533 Minneapolis, MN 55480-1533	Record	7.19%
	Massachusetts Audubon Society Inc. Non Profit Environmental Org Attn Chief Financial Officer 208 South Great Rd Lincoln, MA 01773-4800	Record	5.47%

Value Fund
Class A	American Enterprise Investment Services FBO P.O. Box 9446 Minneapolis, MN 55440-9446	Record	20.77%
	Charles Schwab & Co., Inc. Special Custody Account FBO Attn Mutual Funds 101 Montgomery San Francisco, CA 94104-4151	Record	13.40%
	Wells Fargo Investments LLC 608 Second Avenue South 8th Fl Minneapolis, MN 55402-1927	Record	5.01%
Class B	American Enterprise Investment Services FBO P.O. Box 9446 Minneapolis, MN 55440-9446	Record	17.12%
	Wells Fargo Investments LLC 608 Second Avenue South 8th Fl Minneapolis, MN 55402-1927	Record	8.66%
	Wells Fargo Investments LLC 608 Second Avenue South 8th Fl Minneapolis, MN 55402-1927	Record	8.47%
	Wells Fargo Investments LLC 608 Second Avenue South 8th Fl Minneapolis, MN 55402-1927	Record	6.25%
	Wells Fargo Investments LLC 608 Second Avenue South 8th Fl Minneapolis, MN 55402-1927	Record	5.24%
Class C	American Enterprise Investment Services FBO P.O. Box 9446 Minneapolis, MN 55440-9446	Record	15.56%
	Wells Fargo Investments LLC 608 Second Avenue South 8th Fl Minneapolis, MN 55402-1927	Record	12.38%
	Wells Fargo Investments LLC 608 Second Avenue South 8th Fl Minneapolis, MN 55402-1927	Record	7.19%
	Wells Fargo Investments LLC 625 Marquette Ave S 13th Floor Minneapolis, MN 55402-2308	Record	6.63%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	Record	5.80%
	Morton Milden & Roselyn Milden Jt Ten 66 Glenview Drive West Orange, NJ 07052-1013	Record	5.61%
	Wells Fargo Investments LLC 608 Second Avenue South 8th Fl Minneapolis, MN 55402-1927	Record	5.17%

	Arthur Thompson & Pamela Thompson JTWORS 6 Water Street Lebanon, NJ 08833-4530	Record	5.14%
Administrator Class	S. Sanford Schlitt TOD Patricia Schlitt PB 491 Meadow Lark Drive Sarasota, FL 34236-1901	Record	44.06%
	Wells Fargo Bank NA FBO WF-RPS-OMN Reinvest/Reinvest P.O. Box 1533 Minneapolis, MN 55480-1533	Record	22.46%
	Wells Fargo Bank NA FBO Omnibus Account – Cash/Cash P.O. Box 1533 Minneapolis, MN 55480-1533	Record	10.35%
	First Nebraska Trust Company P.O. Box 81667 Lincoln, NE 68501-1667	Record	6.56%
Investor Class	Charles Schwab & Co., Inc. Reinvest Account Attn Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	Record	29.02%
	National Financial Services LLC Exclusive Benefit of Our Cust Attn Mutual Funds Dept 5th Fl 200 Liberty St One World Financial Center New York, NY 10281-1003	Record	16.56%
	Peter S Dooner III & Deirdre M Dooner JTWROS 103 Curwen Cir Bryn Mawr, PA 19010-1614	Record	5.74%

(a) Wells Fargo Bank, NA, is a California corporation and a subsidiary of Wells Fargo & Company.

(b) Charles Schwab & Co. Inc. is a Deleware corporation and a subsidiary of The Charles Schwab Corporation.

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial owner of more than 25% of a class or a Fund, or is identified as the record owner of more than 25% of a class or Fund and has voting and/or investment power, it may be presumed to control such class or Fund.

As of November 21, 2007, the Officers and Trustees of the Trust, as a group, owned less than 1% of the shares of each Fund.

Information about Funds Management and Other Affiliates

Wells Fargo Funds Distributor, LLC serves as the Funds’ principal underwriter, and is located at 525 Market Street, San Francisco, California 94105.

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, serves as the Funds’ investment adviser and administrator, and is located at 525 Market Street, San Francisco, California 94105. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Funds. Funds Management has served as the investment adviser to the C&B Mid Cap Value Fund and the Value Fund since their adoption into the Wells Fargo Funds family on January 9, 2004. Funds Management has served as investment adviser to the C&B Large Cap Value Portfolio since its inception as a portfolio of the Master Trust on December 6, 2004.

The investment advisory agreement between Funds Management and the Trust pertaining to the C&B Mid Cap Value Fund and the Value Fund was entered into as of August 6, 2003, and amended as of October 1, 2005. The most recent approval of this investment advisory agreement by a vote of the Board was at a meeting held on March 30, 2007, in connection with the Board‘s annual review and approval of the advisory arrangements. The investment advisory agreement was last approved by the shareholders of C&B Mid Cap Value Fund and the Value Fund on January 9, 2004, in connection with the adoption of the C&B Mid Cap Value Fund and the Value Fund into the Wells Fargo Funds family.

The investment advisory contract between Funds Management and Master Trust pertaining to the C&B Large Cap Value Portfolio was entered into as of August 6, 2003, and amended as of October 1, 2005. The most recent approval of the investment advisory agreement by a vote of the Board of Trustees of the Master Trust was at a meeting held on March 30, 2007, in connection with the Board’s annual review and approval of the advisory arrangements. The investment advisory agreement was last approved by its then sole shareholder, on November 30, 2004, in connection with the inception of the C&B Large Cap Value Portfolio.

As compensation for its advisory services, Funds Management is entitled to receive a monthly fee at the annual rates indicated below, as a percentage of the Fund’s average daily net assets:

Fund	Fee
C&B Large Cap Value Portfolio(1)	First $500M	0.75%
	Next $500M	0.70%
	Next $2B	0.65%
	Next $2B	0.625%
	Over $5B	0.60%
C&B Mid Cap Value Fund	First $500M	0.70%
	Next $500M	0.65%
	Next $2B	0.60%
	Next $2B	0.575%
	Over $5B	0.55%
Value Fund	First $500M	0.70%
	Next $500M	0.65%
	Next $2B	0.60%
	Next $2B	0.575%
	Over $5B	0.55%

(1)

Represents the advisory fee payable to Funds Management as adviser to the Master Trust Portfolio in which the C&B Large Cap Value Fund invests. This advisory fee will be payable to Funds Management as adviser to the C&B Large Cap Value Fund only if the C&B Large Cap Value Fund converts into a stand-alone Fund. On March 30, 2007, the Board of Trustees approved an advisory fee reduction to the C&B Large Cap Value Portfolio. Effective February 1, 2008, the advisory fees will be as follows: first $500 million 0.70%; next $500 million 0.65%; next $2 billion 0.60%; next $2 billion 0.575%; and over $5 billion 0.55%.

The Funds listed below paid the following advisory fees and the investment adviser waived the fees in the amounts indicated for their respective most recent fiscal year end:

	Year Ended 9/30/07
Fund	Fees Paid	Fees Waived
C&B Large Cap Value Portfolio	$7,012,890	$650,340

	Year Ended 10/31/06
Fund	Fees Paid	Fees Waived
C&B Mid Cap Value Fund	$4,559,956	$900,358

	Year Ended 7/31/07
Fund	Fees Paid	Fees Waived
Value Fund	$23,877	$221,847

Annual Meetings and Shareholder Meetings

The Trust does not presently hold annual meetings of shareholders for the election of Trustees and other business unless otherwise required by the 1940 Act. Any shareholder proposal for a shareholder meeting must be presented to the Trust within a reasonable time before proxy materials for the next meeting are sent to shareholders. Because the Trust does not hold regular shareholder meetings, no anticipated date of the next meeting can be provided

Shareholders Sharing an Address

To help keep expenses low, the Trust is permitted to mail only one copy of this proxy statement to a household even if more than one person in a household is a Fund shareholder of record, unless the Trust has received contrary instructions from one or more of the shareholders. If you need additional copies of this proxy statement and you are a holder of record of your shares, please call 1-800-222-8222.

Exhibit A

SUB-ADVISORY AGREEMENT

BETWEEN WELLS FARGO FUNDS TRUST, WELLS FARGO FUNDS MANAGEMENT, LLC AND COOKE & BIELER, LLP

This AGREEMENT is made as of this ___ day of March, 2008, between Wells Fargo Funds Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, Wells Fargo Funds Management, LLC (the “Adviser”), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, and Cooke & Bieler, LLP (the “Sub-Adviser”), a limited liability partnership organized under the laws of the State of Pennsylvania, with its principal place of business at 1700 Market Street, Philadelphia, Pennsylvania 19103.

WHEREAS, the Adviser and the Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Trust is engaged in business as an open-end investment company with one or more series of shares and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust’s Board of Trustees (the “Board”) has engaged the Adviser to perform investment advisory services for each series of the Trust under the terms of an investment advisory agreement, dated August 6, 2003, and amended as of October 1, 2005, between the Adviser and the Trust (the “Advisory Agreement”); and

WHEREAS, the Adviser, acting pursuant to the Advisory Agreement, wishes to engage the Sub-Adviser, and the Trust’s Board has approved the engagement of the Sub-Adviser, to provide investment advisory services to each series of the Trust listed in Appendix A hereto as it may be amended from time to time (each a “Fund” and collectively the “Funds”), and the Sub-Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, the Trust, the Adviser and Sub-Adviser agree as follows:

Section 1. Appointment of Sub-Adviser. The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended or supplemented from time to time, By-Laws (if any) and Registration Statement filed with the Securities and Exchange Commission (the “Commission”) under the 1940 Act and the Securities Act of 1933 (the “Securities Act”), including any representations made in the prospectus and statement of additional information relating to the Funds contained therein and as may be amended or supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Board.

Subject to the direction and control of the Board, the Adviser manages the investment and reinvestment of the assets of the Funds and provides for certain management and other services as specified in the Advisory Agreement.

Subject to the direction and control of the Board and the Adviser, the Sub-Adviser shall manage the investment and reinvestment of the assets of the Funds, and without limiting the generality of the foregoing, shall provide the management and other services specified below, all in such manner and to such extent as may be directed from time to time by the Adviser.

The investment authority granted to the Sub-Adviser shall include the authority to exercise whatever powers the Trust may possess with respect to any of its assets held by the Funds, including, but not limited to, the power to exercise rights, options, warrants, conversion privileges, redemption privileges, and to tender securities pursuant to a tender offer. The Sub-Adviser shall not, however, be responsible for voting proxies, for participating in class actions and/or other legal proceedings on behalf of the Funds, but will provide such assistance as is reasonably requested by the Adviser.

Section 2. Duties of the Sub-Adviser.

(a)         The Sub-Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the Funds. To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities and other assets for the Funds, the Sub-Adviser is authorized to exercise full discretion and act for the Trust and instruct the Fund’s custodian (the “Custodian”) in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

The Sub-Adviser acknowledges that the Funds and any other series of the Trust may engage in transactions with certain sub-advisers in the fund complex (and their affiliated persons) in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act. Accordingly, the Sub-Adviser hereby agrees that it will not consult with any other sub-adviser of a fund in the fund complex, or an affiliated person of a sub-adviser, concerning transactions for a fund in securities or other fund assets. With respect to a multi-managed Fund, the Sub-Adviser shall be limited to providing investment advice with respect to only the discrete portion of the Fund’s portfolio as may be determined from time-to-time by the Board or the Adviser, and shall not consult with the sub-adviser as to any other portion of the Fund’s portfolio concerning transactions for the Fund in securities or other Fund assets.

(b)         The Sub-Adviser will report to the Board at each regular meeting thereof regarding the investment performance of the Funds since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Funds and the Sub-Adviser, and on its own initiative will furnish the Board and the Adviser from time to time with such information as the Sub-Adviser may believe appropriate, whether concerning the individual companies whose securities are held by a Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Fund maintains investments. The Sub-Adviser will also furnish the Board and the Adviser with such statistical and analytical information with respect to securities held by the Funds as the Sub-Adviser may believe appropriate or as the Board or the Adviser reasonably request.

The Sub-Adviser shall promptly notify the Adviser of (i) any changes regarding the Sub-Adviser that would impact disclosure in the Trust’s Registration Statement, or (ii) any violation of any requirement, provision, policy or restriction that the Sub-Adviser is required to comply with under Section 6 of this Agreement. The Sub-Adviser shall immediately notify both the Adviser and the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Adviser, the Funds or the Trust. The Sub-Adviser shall reasonably cooperate with the Custodian in the Custodian’s processing of class actions or other legal proceedings relating to the holdings (historical and/or current) of the Funds.

(c)         The Sub-Adviser may from time to time employ or sub-contract the services of certain persons as the Sub-Adviser believes to be appropriate or necessary to assist in the execution of the Sub-Adviser’s duties hereunder; provided, however, that the employment or association with any such person shall not relieve the Sub-Adviser of its responsibilities or liabilities hereunder. The cost of performance of such duties shall be borne and paid by the Sub-Adviser. No obligation may be imposed on the Trust in any such respect.

The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the execution of its duties and obligations hereunder. The appropriate personnel of the Sub-Adviser will be made available to consult with the Adviser, the Trust and the Board at reasonable times and upon reasonable notice concerning the business of the Trust.

(d)         The Sub-Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Sub-Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be prepared and maintained by the Trust pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the Trust, including the Commission and the Internal Revenue Service. The books and records pertaining to the Trust which are in possession of the Sub-Adviser shall be the property of the Trust. The Trust, or the Trust’s authorized representatives (including the Adviser), shall have access to such books and records at all times during the Sub-Adviser’s normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Sub-Adviser to the Trust or the Trust’s authorized representatives.

Section 3. Delivery of Documents to the Sub-Adviser. The Adviser has furnished the Sub-Adviser with true, correct and complete copies of the following documents:

(a)	The Declaration of Trust, as in effect on the date hereof;
(b)	The Registration Statement filed with the Commission under the 1940 Act and the Securities Act;
(c)	The Advisory Agreement; and
(d)	Written guidelines, policies and procedures adopted by the Trust.

The Adviser will furnish the Sub-Adviser with all future amendments and supplements to the foregoing as soon as practicable after such documents become available, to the extent that such documents have been changed materially. The Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

The Sub-Adviser shall furnish the Adviser with written certifications, in such form as the Adviser shall reasonably request, that it has received and reviewed the most recent version of the foregoing documents provided by the Adviser and that it will comply with such documents in the performance of its obligations under this Agreement.

Section 4. Delivery of Documents to the Adviser. The Sub-Adviser has furnished, and in the future will furnish, the Adviser with true, correct and complete copies of each of the following documents:

(a)	The Sub-Adviser’s most recent Form ADV;

(b)	The Sub-Adviser’s most recent balance sheet;
(c)	The current Code of Ethics of the Sub-Adviser, adopted pursuant to Rule 17j-1 under the 1940 Act, and annual certifications regarding compliance with such Code; and
(d)

A report describing material findings resulting from any examination of the Sub-Adviser by the Commission or other regulatory agency with jurisdiction with respect to Sub-Adviser’s activities hereunder.

The Sub-Adviser will furnish the Adviser with all such documents as soon as practicable after such documents become available, to the extent that such documents have been changed materially. The Sub-Adviser shall furnish the Adviser with any further documents, materials or information as the Adviser may reasonably request in connection with Sub-Adviser’s performance of its duties under this Agreement, including, but not limited to, information regarding the Sub-Adviser’s financial condition, level of insurance coverage and any certifications or sub-certifications which may reasonably be requested in connection with Fund registration statements, Form N-CSR filings or other regulatory filings.

Section 5. Control by Board. As is the case with respect to the Adviser under the Advisory Agreement, any investment activities undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Funds, shall at all times be subject to the direction and control of the Trust’s Board.

Section 6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times comply with:

(a)       investment guidelines, policies and restrictions established by the Board that have been communicated in writing to the Sub-Adviser;

(b)       all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder;

(c)       the Registration Statement of the Trust, as it may be amended from time to time, filed with the Commission under the Securities Act and the 1940 Act;

(d)       the provisions of the Declaration of Trust of the Trust, as it may be amended or supplemented from time to time;

(e)       the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Trust or the Funds, and any rules and regulations adopted thereunder; and

(f)        any other applicable provisions of state or federal law, and any rules and regulations adopted thereunder.

Section 7. Proxies. The Adviser shall have responsibility to vote proxies solicited with respect to issuers of securities in which assets of the Funds are invested from time to time in accordance with the Trust’s policies on proxy voting. The Sub-Adviser will provide, when requested by the Adviser, information on a particular issuer to assist the Adviser in the voting of a proxy.

Section 8. Broker-Dealer Relationships. The Sub-Adviser is responsible for the purchase and sale of securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates. The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best price and execution. In selecting a broker-dealer to execute each particular transaction for a Fund, the

Sub-Adviser will consider such factors it considers to be relevant to the transaction, which are expected to include, among other things: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board may from time to time determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the Fund and to other clients of the Sub-Adviser. The Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Funds to brokers and dealers who provide brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934 and in compliance therewith. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine and the Sub-Adviser will report on said allocations regularly to the Board, indicating the brokers to whom such allocations have been made and the basis therefore.

Provided the investment objectives of the Funds are adhered to, the Sub-Adviser may aggregate sales and purchase orders of securities held in a Fund with similar orders being made at approximately the same time for other portfolios managed by the Sub-Adviser, if, in the Sub-Adviser’s reasonable judgment, such aggregation will result in an overall economic benefit to the Fund. In accounting for such aggregated order, price and commission shall be averaged on a per bond or share basis daily. The Trust and the Adviser acknowledge that the Sub-Adviser’s determination of such economic benefit to the Fund may be based on an evaluation that the Fund is benefited by relatively better purchase or sales price, lower commission expenses and beneficial timing of transactions, the Sub-Adviser’s fiduciary duty to fairly allocate trading opportunities among its clients, or a combination of these and other factors. The allocation of securities so purchased or sold shall be made by the Sub-Adviser in the manner that the Sub-Adviser considers to be most equitable and consistent with its fiduciary obligations to the Fund and other clients. The Sub-Adviser represents and acknowledges that it is solely responsible for complying with any and all applicable pronouncements of the Commission or its staff with respect to the requirements for aggregating trades as may be set out in any interpretive release and/or no-action letters issued by the Commission staff (“SEC Requirements”). The Sub-Adviser further agrees to hold the Trust and the Adviser harmless from any and all loss, damage or liability resulting from the Sub-Adviser’s failure to comply with any applicable SEC Requirements. The Sub-Adviser shall not be responsible for any acts or omissions by any broker or dealer, provided that the Sub-Adviser did not act with negligence or willful misconduct in the selection of such broker or dealer.

Section 9. Expenses. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. The expenses borne by the Funds include, but are not limited to, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and shareholder service agent costs, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to Board and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds’ shareholders.

The Sub-Adviser shall pay its own expenses in connection with the services to be provided by it pursuant to this Agreement. In addition, the Sub-Adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Adviser or the Trust: (a) to amend the Trust’s registration statement or supplement the Fund’s prospectus, and circulate the same, to reflect a change in the personnel of the Sub-Adviser responsible for making investment decisions in relation to a Fund; (b) to obtain shareholder approval of a new sub-advisory agreement as a result of a “change in control” (as such term in defined in Section 2(a)(9) of the 1940 Act) of the Sub-Adviser, or to otherwise comply with the 1940 Act, the Securities Act, or any other applicable statute, law, rule or regulation, as a result of such change; or (c) to meet other legal or regulatory obligations caused by actions of the Sub-Adviser.

Section 10. Compensation. As compensation for the sub-advisory services provided under this Agreement, the Adviser shall pay the Sub-Adviser fees, payable monthly, at the annual rates indicated on Schedule A hereto, as such Schedule may be amended or supplemented as agreed to in writing by the parties from time to time. Adviser shall pay Sub-Adviser such fee within thirty days after the end of each month. It is understood that the Adviser shall be responsible for the Sub-Adviser’s fee for its services hereunder, and the Sub-Adviser agrees that it shall have no claim against the Trust or the Funds with respect to compensation under this Agreement.

Section 11. Standard of Care. The Trust and the Adviser will expect of the Sub-Adviser, and the Sub-Adviser will give the Trust and the Adviser the benefit of, the Sub-Adviser’s best judgment and efforts in rendering its services to the Trust, and the Sub-Adviser shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be subject to liability to the Adviser, to the Trust or to any shareholders in the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

Section 12. Non-Exclusivity. The services of the Sub-Adviser to the Adviser and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

It is understood that the Sub-Adviser performs investment advisory services for various clients, including accounts of clients in which the Sub-Adviser or associated persons have a beneficial interest. The Sub-Adviser may give advice and take action in the performance of its duties with respect to any of its other clients, which may differ from the advice given, or the timing or nature of action taken, with respect to the assets of the Funds. Nothing in this Agreement shall be deemed to impose upon the Sub-Adviser any obligation to purchase or sell for the Funds any security or other property that the Sub-Adviser purchases or sells for its own accounts or for the account of any other client.

Section 13. Records. The Sub-Adviser shall, with respect to orders the Sub-Adviser places for the purchase and sale of portfolio securities of the Funds, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act, as well as trade tickets and confirmations of portfolio trades, and such other records as the Adviser reasonably requests to be maintained. All such records shall be maintained in a form acceptable to the Adviser and the Trust and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Trust, and will be made available for inspection by the Trust and its authorized representatives

(including the Adviser). The Sub-Adviser shall promptly, upon the Trust’s request, surrender to the Trust those records which are the property of the Trust or any Fund; provided, however, that the Sub-Adviser may retain copies of such records.

Section 14. Term and Approval. This Agreement shall become effective with respect to a Fund after it is approved in accordance with the express requirements of the 1940 Act, and executed by the Trust, Adviser and Sub-Adviser and shall thereafter continue from year to year, provided that the continuation of the Agreement is approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

(a)         by the Board, or by the vote of “a majority of the outstanding voting securities” of the Fund (as defined in Section 2(a)(42) of the 1940 Act), or

(b)         by the affirmative vote of a majority of the Trust’s Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

Section 15. Termination. As required under the 1940 Act, this Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of a Fund’s outstanding voting securities, or by the Adviser or Sub-Adviser, on sixty (60) days’ written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term “assignment” for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or applied by the Commission staff in no-action letters, issued under the 1940 Act.

This Agreement may also be terminated immediately by the Adviser, the Sub-Adviser or the Trust in the event that a respective party: (i) breaches a material term of this Agreement; (ii) commits a material violation of any governing law or regulation; or (iii) engages in conduct that would have a material adverse effect upon the reputation or business prospects of a respective party.

Section 16. Indemnification by the Sub-Adviser. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Trust or the Adviser, or any of their respective officers, directors, employees or agents, the Trust and the Adviser, respectively, shall not be responsible for, and the Sub-Adviser hereby agrees to indemnify and hold harmless the Trust and the Adviser (severally, but not jointly) against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses, liability, claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising out of or attributable to the willful misfeasance, bad faith, negligent acts or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees affiliates or agents.

Section 17. Indemnification by the Trust and the Adviser. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be responsible for, and the Trust and the Adviser (severally, but not jointly) hereby agree to indemnify and hold harmless the Sub-Adviser against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses, liability, claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising out of or attributable to conduct of the party from whom such indemnification is sought and relating to: (i) the advertising, solicitation, sale, purchase or pledge of securities, whether of the Funds or other securities, undertaken by the Funds, their officers, directors, employees, affiliates or agents, (ii) any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Funds or the Adviser, respectively, or their respective officers, directors, employees, affiliates or agents, or (iii) the willful misfeasance, bad faith, negligent acts or reckless disregard of obligations or duties hereunder on the part of the Funds or the Adviser, respectively, or their respective officers, directors, employees, affiliates or agents.

Section 18. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust shall be 525 Market Street, 12th Floor, San Francisco, California 94105, Attention: Karla M. Rabusch, and that of the Adviser shall be 525 Market Street, 12th Floor, San Francisco, California 94105, Attention: C. David Messman, and that of the Sub-Adviser shall be 1700 Market Street, Suite 3222 Philadelphia, Pennsylvania 19103, Attention: Kermit S. Eck.

Section 19. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, or interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware to the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted.

Section 20. Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the affected Funds. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board, the Adviser and the Sub-Adviser.

Section 21. Wells Fargo Name. The Sub-Adviser and the Trust each agree that the name “Wells Fargo,” which comprises a component of the Trust’s name, is a property right of the parent of the Adviser. The Trust agrees and consents that: (i) it will use the words “Wells Fargo” as a component of its corporate name, the name of any series or class, or all of the above, and for no other purpose; (ii) it will not grant to any third party the right to use the name “Wells Fargo” for any purpose; (iii) the Adviser or any corporate affiliate of the Adviser may use or grant to others the right to use the words “Wells Fargo,” or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, other than a grant of such right to another registered investment company not advised by the Adviser or one of its affiliates; and (iv) in the event that the Adviser or an affiliate thereof is no longer acting as investment adviser to any Fund, the Trust shall, upon request by the Adviser, promptly take such action as may be necessary to change its corporate name to one not containing the words “Wells Fargo” and following such change, shall not use the words “Wells Fargo,” or any combination thereof, as a part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its trustees, officers and shareholders to take any and all actions that the Adviser may request to effect the foregoing and to reconvey to the Adviser any and all rights to such words.

Section 22. Authority to Execute Agreement. Each of the individuals whose signature appears below represents and warrants that he or she has full authority to execute this Agreement on behalf of the party on whose behalf he or she has affixed his or her signature to this Agreement. The Trust and the Adviser will deliver to the Sub-Adviser such evidence of its authority with respect to this Agreement as Sub-Adviser may reasonably require. The Sub-Adviser will deliver to the Trust and the Adviser such evidence of its authority with respect to this Agreement as the Trust or the Adviser may reasonably require.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in triplicate by their respective officers on the day and year first written above.

WELLS FARGO FUNDS TRUST on behalf of the Funds

By:__________________________________
C. David Messman
Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By:__________________________________
Andrew Owen
Executive Vice President

COOKE & BIELER, LLP

By:__________________________________
Kermit S. Eck

APPENDIX A

C&B INVESTMENT SUB-ADVISORY AGREEMENT

WELLS FARGO FUNDS TRUST

Funds Trust Funds
C&B Mid Cap Value Fund Value Fund

SCHEDULE A

C&B INVESTMENT SUB-ADVISORY AGREEMENT

FEE AGREEMENT

WELLS FARGO FUNDS TRUST

This fee agreement is made as of the ____ day of March, 2008, by and between Wells Fargo Funds Management, LLC (the “Adviser”) and Cooke & Bieler, LLP (the “Sub-Adviser”).

WHEREAS, the parties and Wells Fargo Funds Trust (the “Trust”) have entered into an Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) whereby the Sub-Adviser provides management and other services to each series of the Trust listed in Appendix A to the Sub-Advisory Agreement (each a “Fund” and collectively the “Funds”); and

WHEREAS, the Sub-Advisory Agreement provides that the fees to be paid to the Sub-Adviser are to be as indicated below;

NOW THEREFORE, the parties agree that the fees to be paid to the Sub-Adviser under the Sub-Advisory Agreement shall be calculated and paid on a monthly basis by applying the annual rates indicated below to each Fund’s average daily net assets throughout the month:

Name of Fund	Breakpoints	Sub-Advisory Rate

The foregoing fee schedule is agreed to as of March __, 2008 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS MANAGEMENT, LLC

By:__________________________________
Andrew Owen
Executive Vice President

COOKE & BIELER, LLP

By:__________________________________
Kermit S. Eck

Exhibit B

SUB-ADVISORY AGREEMENT

BETWEEN WELLS FARGO MASTER TRUST, WELLS FARGO FUNDS MANAGEMENT, LLC AND COOKE & BIELER, LLP

This AGREEMENT is made as of this ___ day of March 2008, between Wells Fargo Master Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, Wells Fargo Funds Management, LLC (the “Adviser”), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, and Cooke & Bieler, LLP (the “Sub-Adviser”), a limited liability partnership organized under the laws of the State of Pennsylvania, with its principal place of business at 1700 Market Street, Philadelphia, Pennsylvania 19103.

WHEREAS, the Adviser and the Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Trust is engaged in business as an open-end investment company with one or more series of shares and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust’s Board of Trustees (the “Board”) has engaged the Adviser to perform investment advisory services for each series of the Trust under the terms of an investment advisory agreement, dated August 6, 2003, and amended as of October 1, 2005, between the Adviser and the Trust (the “Advisory Agreement”); and

WHEREAS, the Adviser, acting pursuant to the Advisory Agreement, wishes to engage the Sub-Adviser, and the Trust’s Board has approved the engagement of the Sub-Adviser, to provide investment advisory services to each series of the Trust listed in Appendix A hereto as it may be amended from time to time (each a “Fund” and collectively the “Funds”), and the Sub-Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, the Trust, the Adviser and Sub-Adviser agree as follows:

Section 1. Appointment of Sub-Adviser. The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended or supplemented from time to time, By-Laws (if any) and Registration Statement filed with the Securities and Exchange Commission (the “Commission”) under the 1940 Act, including any representations made in the prospectus and statement of additional information relating to the Funds contained therein and as may be amended or supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Board.

Subject to the direction and control of the Board, the Adviser manages the investment and reinvestment of the assets of the Funds and provides for certain management and other services as specified in the Advisory Agreement.

Subject to the direction and control of the Board and the Adviser, the Sub-Adviser shall manage the investment and reinvestment of the assets of the Funds, and without limiting the generality of the foregoing, shall provide the management and other services specified below, all in such manner and to such extent as may be directed from time to time by the Adviser.

The investment authority granted to the Sub-Adviser shall include the authority to exercise whatever powers the Trust may possess with respect to any of its assets held by the Funds, including, but not limited to, the power to exercise rights, options, warrants, conversion privileges, redemption privileges, and to tender securities pursuant to a tender offer. The Sub-Adviser shall not, however, be responsible for voting proxies, for participating in class actions and/or other legal proceedings on behalf of the Funds, but will provide such assistance as is reasonably requested by the Adviser.

Section 2. Duties of the Sub-Adviser.

(a)           The Sub-Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the Funds. To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities and other assets for the Funds, the Sub-Adviser is authorized to exercise full discretion and act for the Trust and instruct the Fund’s custodian (the “Custodian”) in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

The Sub-Adviser acknowledges that the Wells Fargo Funds may engage in transactions with certain sub-advisers in the fund complex (and their affiliated persons) in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act. Accordingly, the Sub-Adviser hereby agrees that it will not consult with any other sub-adviser of a fund in the fund complex, or an affiliated person of a sub-adviser, concerning transactions for a fund in securities or other fund assets. With respect to a multi-managed Fund, the Sub-Adviser shall be limited to providing investment advice with respect to only the discrete portion of the Fund’s portfolio as may be determined from time-to-time by the Board or the Adviser, and shall not consult with the sub-adviser as to any other portion of the Fund’s portfolio concerning transactions for the Fund in securities or other Fund assets.

(b)           The Sub-Adviser will report to the Board on important developments affecting the Trust, the Funds and the Sub-Adviser, and on its own initiative will furnish the Board and the Adviser from time to time with such information as the Sub-Adviser may believe appropriate, whether concerning the individual companies whose securities are held by a Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Fund maintains investments. The Sub-Adviser will also furnish the Board and the Adviser with such statistical and analytical information with respect to securities held by the Funds as the Sub-Adviser may believe appropriate or as the Board or the Adviser reasonably request.

The Sub-Adviser shall promptly notify the Adviser of (i) any changes regarding the Sub-Adviser that would impact disclosure in the Trust’s Registration Statement, or (ii) any violation of any requirement, provision, policy or restriction that the Sub-Adviser is required to comply with under Section 6 of this Agreement. The Sub-Adviser shall immediately notify both the Adviser and the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Adviser, the Funds or the Trust. The Sub-Adviser shall reasonably cooperate with the Custodian in the Custodian’s processing of class actions or other legal proceedings relating to the holdings (historical and/or current) of the Funds.

(c)           The Sub-Adviser may from time to time employ or sub-contract the services of certain persons as the Sub-Adviser believes to be appropriate or necessary to assist in the execution of the Sub-Adviser’s duties hereunder; provided, however, that the employment or association with any such person shall not relieve the Sub-Adviser of its responsibilities or liabilities hereunder. The cost of performance of such duties shall be borne and paid by the Sub-Adviser. No obligation may be imposed on the Trust in any such respect.

The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the execution of its duties and obligations hereunder. The appropriate personnel of the Sub-Adviser will be made available to consult with the Adviser, the Trust and the Board at reasonable times and upon reasonable notice concerning the business of the Trust.

(d)           The Sub-Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Sub-Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be prepared and maintained by the Trust pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the Trust, including the Commission and the Internal Revenue Service. The books and records pertaining to the Trust which are in possession of the Sub-Adviser shall be the property of the Trust. The Trust, or the Trust’s authorized representatives (including the Adviser), shall have access to such books and records at all times during the Sub-Adviser’s normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Sub-Adviser to the Trust or the Trust’s authorized representatives.

Section 3. Delivery of Documents to the Sub-Adviser. The Adviser has furnished the Sub-Adviser with true, correct and complete copies of the following documents:

(a)	The Declaration of Trust, as in effect on the date hereof;
(b)	The Registration Statement filed with the Commission under the 1940 Act;
(c)	The Advisory Agreement; and
(d)	Written guidelines, policies and procedures adopted by the Trust.

The Adviser will furnish the Sub-Adviser with all future amendments and supplements to the foregoing as soon as practicable after such documents become available. The Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

The Sub-Adviser shall furnish the Adviser with written certifications, in such form as the Adviser shall reasonably request, that it has received and reviewed the most recent version of the foregoing documents provided by the Adviser and that it will comply with such documents in the performance of its obligations under this Agreement.

Section 4. Delivery of Documents to the Adviser. The Sub-Adviser has furnished, and in the future will furnish, the Adviser with true, correct and complete copies of each of the following documents:

(a)	The Sub-Adviser’s most recent Form ADV;
(b)	The Sub-Adviser’s most recent balance sheet;
(c)	The current Code of Ethics of the Sub-Adviser, adopted pursuant to Rule 17j-1 under the 1940 Act, and annual certifications regarding compliance with such Code; and
(d)	The results of any examination of the Sub-Adviser by the Commission or other regulatory agency with respect to its activities as an investment adviser.

The Sub-Adviser will furnish the Adviser with all such documents as soon as practicable after such documents become available. The Sub-Adviser shall furnish the Adviser with any further documents, materials or information as the Adviser may reasonably request in connection with Sub-Adviser’s performance of its duties under this Agreement, including, but not limited to, information regarding the Sub-Adviser’s financial condition, level of insurance coverage and any certifications or sub-certifications which may reasonably be requested in connection with Fund registration statements, Form N-CSR filings or other regulatory filings.

Section 5. Control by Board. As is the case with respect to the Adviser under the Advisory Agreement, any investment activities undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Funds, shall at all times be subject to the direction and control of the Trust’s Board.

Section 6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times comply with:

(a)           investment guidelines, policies and restrictions established by the Board that have been communicated in writing to the Sub-Adviser;

(b)           all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder;

(c)           the Registration Statement of the Trust, as it may be amended from time to time, filed with the Commission under the Securities Act and the 1940 Act;

(d)           the provisions of the Declaration of Trust of the Trust, as it may be amended or supplemented from time to time;

(e)           the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Trust or the Funds, and any rules and regulations adopted thereunder; and

(f)           any other applicable provisions of state or federal law, and any rules and regulations adopted thereunder.

Section 7. Proxies. The Adviser shall have responsibility to vote proxies solicited with respect to issuers of securities in which assets of the Funds are invested from time to time in accordance with the Trust’s policies on proxy voting. The Sub-Adviser will provide, when requested by the Adviser, information on a particular issuer to assist the Adviser in the voting of a proxy.

Section 8. Broker-Dealer Relationships. The Sub-Adviser is responsible for the purchase and sale of securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates. The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best price and execution. In selecting a broker-dealer to execute each particular transaction for a Fund, the Sub-Adviser will consider among other things: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board may from time to time determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Sub-

Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the Fund and to other clients of the Sub-Adviser. The Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Funds to brokers and dealers who provide brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934 and in compliance therewith. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine and the Sub-Adviser will report on said allocations regularly to the Board, indicating the brokers to whom such allocations have been made and the basis therefore.

Provided the investment objectives of the Funds are adhered to, the Sub-Adviser may aggregate sales and purchase orders of securities held in a Fund with similar orders being made simultaneously for other portfolios managed by the Sub-Adviser, if, in the Sub-Adviser’s reasonable judgment, such aggregation will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price and brokerage commission. In accounting for such aggregated order, price and commission shall be averaged on a per bond or share basis daily. The Trust and the Adviser acknowledge that the Sub-Adviser’s determination of such economic benefit to the Fund may be based on an evaluation that the Fund is benefited by relatively better purchase or sales price, lower commission expenses and beneficial timing of transactions, or a combination of these and other factors. The allocation of securities so purchased or sold shall be made by the Sub-Adviser in the manner that the Sub-Adviser considers to be most equitable and consistent with its fiduciary obligations to the Fund and other clients. The Sub-Adviser represents and acknowledges that it is solely responsible for complying with any and all applicable pronouncements of the Commission or its staff with respect to the requirements for aggregating trades as may be set out in any interpretive release and/or no-action letters issued by the Commission staff (“SEC Requirements”). The Sub-Adviser further agrees to hold the Trust and the Adviser harmless from any and all loss, damage or liability resulting from the Sub-Adviser’s failure to comply with any applicable SEC Requirements. The Sub-Adviser shall not be responsible for any acts or omissions by any broker or dealer, provided that the Sub-Adviser did not act with negligence or willful misconduct in the selection of such broker or dealer.

Section 9. Expenses. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. The expenses borne by the Funds include, but are not limited to, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and shareholder service agent costs, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to Board and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds’ shareholders.

The Sub-Adviser shall pay its own expenses in connection with the services to be provided by it pursuant to this Agreement. In addition, the Sub-Adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Adviser or the Trust: (a) to amend the Trust’s registration statement or supplement the Fund’s prospectus, and circulate the same, to reflect a change in the personnel of the Sub-Adviser responsible for making investment decisions in relation to a Fund; or (b) to obtain shareholder approval of a new sub-advisory agreement as a result of a “change in control” (as such term in defined in Section 2(a)(9) of the 1940 Act) of the Sub-Adviser, or to otherwise comply with the

1940 Act, the Securities Act, or any other applicable statute, law, rule or regulation, as a result of such change.

Section 10. Compensation. As compensation for the sub-advisory services provided under this Agreement, the Adviser shall pay the Sub-Adviser fees, payable monthly, at the annual rates indicated on Schedule A hereto, as such Schedule may be amended or supplemented as agreed to in writing by the parties from time to time. It is understood that the Adviser shall be responsible for the Sub-Adviser’s fee for its services hereunder, and the Sub-Adviser agrees that it shall have no claim against the Trust or the Funds with respect to compensation under this Agreement.

Section 11. Standard of Care. The Trust and the Adviser will expect of the Sub-Adviser, and the Sub-Adviser will give the Trust and the Adviser the benefit of, the Sub-Adviser’s best judgment and efforts in rendering its services to the Trust, and the Sub-Adviser shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be subject to liability to the Adviser, to the Trust or to any shareholders in the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

Section 12. Non-Exclusivity. The services of the Sub-Adviser to the Adviser and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

It is understood that the Sub-Adviser performs investment advisory services for various clients, including accounts of clients in which the Sub-Adviser or associated persons have a beneficial interest. The Sub-Adviser may give advice and take action in the performance of its duties with respect to any of its other clients, which may differ from the advice given, or the timing or nature of action taken, with respect to the assets of the Funds. Nothing in this Agreement shall be deemed to impose upon the Sub-Adviser any obligation to purchase or sell for the Funds any security or other property that the Sub-Adviser purchases or sells for its own accounts or for the account of any other client.

Section 13. Records. The Sub-Adviser shall, with respect to orders the Sub-Adviser places for the purchase and sale of portfolio securities of the Funds, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act, as well as trade tickets and confirmations of portfolio trades, and such other records as the Adviser reasonably requests to be maintained. All such records shall be maintained in a form acceptable to the Adviser and the Trust and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Trust, and will be made available for inspection by the Trust and its authorized representatives (including the Adviser). The Sub-Adviser shall promptly, upon the Trust’s request, surrender to the Trust those records which are the property of the Trust or any Fund; provided, however, that the Sub-Adviser may retain copies of such records.

Section 14. Term and Approval. This Agreement shall become effective with respect to a Fund after it is approved in accordance with the express requirements of the 1940 Act, and executed by the Trust, Adviser and Sub-Adviser and shall thereafter continue from year to year, provided that the continuation of the Agreement is approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

(a)           by the Board, or by the vote of “a majority of the outstanding voting securities” of the Fund (as defined in Section 2(a)(42) of the 1940 Act), and

(b)           by the affirmative vote of a majority of the Trust’s Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

Section 15. Termination. As required under the 1940 Act, this Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of a Fund’s outstanding voting securities, or by the Adviser or Sub-Adviser, on sixty (60) days’ written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term “assignment” for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or applied by the Commission staff in no-action letters, issued under the 1940 Act.

This Agreement may also be terminated immediately by the Adviser, the Sub-Adviser or the Trust in the event that a respective party: (i) breaches a material term of this Agreement; or (ii) commits a material violation of any governing law or regulation; or (iii) engages in conduct that would have a material adverse effect upon the reputation or business prospects of a respective party.

Section 16. Indemnification by the Sub-Adviser. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Trust or the Adviser, or any of their respective officers, directors, employees or agents, the Trust and the Adviser, respectively, shall not be responsible for, and the Sub-Adviser hereby agrees to indemnify and hold harmless the Trust and the Adviser (severally, but not jointly) against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses, liability, claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising out of or attributable to the willful misfeasance, bad faith, negligent acts or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees affiliates or agents. The Sub-Adviser shall not be liable hereunder for any for any losses or damages arising from the Sub-Adviser’s adherence to the Adviser’s written instructions.

Section 17. Indemnification by the Trust and the Adviser. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be responsible for, and the Trust and the Adviser (severally, but not jointly) hereby agree to indemnify and hold harmless the Sub-Adviser against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses, liability, claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising out of or attributable to conduct of the party from whom such indemnification is sought and relating to: (i) the advertising, solicitation, sale, purchase or pledge of securities, whether of the Funds or other securities, undertaken by the Funds, their officers, directors, employees, affiliates or agents, (ii) any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Funds or the Adviser, respectively, or their respective officers, directors, employees, affiliates or agents, or (iii) the willful misfeasance, bad faith, negligent acts or reckless disregard of obligations or duties hereunder on the part of the Funds or the Adviser, respectively, or their respective officers, directors, employees, affiliates or agents.

Section 18. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust shall be 525 Market Street, 12th Floor, San Francisco, California 94105, Attention: Karla M. Rabusch, and that of the Adviser shall be 525 Market Street, 12th Floor, San Francisco, California 94105, Attention: C. David Messman, and that of the Sub-Adviser shall be 1700 Market Street, Suite 3222, Philadelphia, Pennsylvania 19103, Attention: Kermit S. Eck.

Section 19. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, or interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware to the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted.

Section 20. Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the affected Funds. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board, the Adviser and the Sub-Adviser.

Section 21. Wells Fargo Name. The Sub-Adviser and the Trust each agree that the name “Wells Fargo,” which comprises a component of the Trust’s name, is a property right of the parent of the Adviser. The Trust agrees and consents that: (i) it will use the words “Wells Fargo” as a component of its corporate name, the name of any series or class, or all of the above, and for no other purpose; (ii) it will not grant to any third party the right to use the name “Wells Fargo” for any purpose; (iii) the Adviser or any corporate affiliate of the Adviser may use or grant to others the right to use the words “Wells Fargo,” or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, other than a grant of such right to another registered investment company not advised by the Adviser or one of its affiliates; and (iv) in the event that the Adviser or an affiliate thereof is no longer acting as investment adviser to any Fund, the Trust shall, upon request by the Adviser, promptly take such action as may be necessary to change its corporate name to one not containing the words “Wells Fargo” and following such change, shall not use the words “Wells Fargo,” or any combination thereof, as a part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its trustees, officers and shareholders to take any and all actions that the Adviser may request to effect the foregoing and to reconvey to the Adviser any and all rights to such words. The Sub-Adviser may include the Wells Fargo Funds in its representative client list.

Section 22. Risk Acknowledgement. The Sub-Adviser does not guarantee the future performance of the Funds or any specific level of performance, the success of any investment decision or strategy that the Sub-Adviser may use, or the success of the Sub-Adviser’s overall management of the Funds. Each of the Trust and the Adviser understand that investment decisions made for the Funds by the Sub-Adviser are subject to various market, currency, economic and business risks, and that those investment decisions will not always be profitable. The Sub-Adviser will manage only the securities, cash and other investments delegated to it which are held in the Funds’ account(s) and, in making investment decisions for the Funds, the Sub-Adviser will not consider any other securities, cash or other investments owned by the Trust.

Section 23. Authority to Execute Agreement. Each of the individuals whose signature appears below represents and warrants that he or she has full authority to execute this Agreement on behalf of the party on whose behalf he or she has affixed his or her signature to this Agreement. The Trust and the Adviser will deliver to the Sub-Adviser such evidence of its authority with respect to this Agreement as Sub-Adviser may reasonably require. The Sub-Adviser will deliver to the Trust and the Adviser such evidence of its authority with respect to this Agreement as the Trust or the Adviser may reasonably require.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in triplicate by their respective officers on the day and year first written above.

WELLS FARGO MASTER TRUST on behalf of the Funds

By:__________________________________
C. David Messman
Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By:__________________________________
Andrew Owen
Executive Vice President

COOKE & BIELER, LLP

By:__________________________________
Kermit S. Eck

APPENDIX A

C&B INVESTMENT SUB-ADVISORY AGREEMENT

WELLS FARGO MASTER TRUST

Master Trust Funds
C&B Large Cap Value Portfolio

SCHEDULE A

C&B INVESTMENT SUB-ADVISORY AGREEMENT

FEE AGREEMENT

WELLS FARGO MASTER TRUST

This fee agreement is made as of the ___ day of March , 2008, by and between Wells Fargo Funds Management, LLC (the “Adviser”) and Cooke & Bieler, LLP (the “Sub-Adviser”); and

WHEREAS, the parties and Wells Fargo Master Trust (the “Trust”) have entered into an Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) whereby the Sub-Adviser provides management and other services to each series of the Trust listed in Appendix A to the Sub-Advisory Agreement (each a “Fund” and collectively the “Funds”); and

WHEREAS, the Sub-Advisory Agreement provides that the fees to be paid to the Sub-Adviser are to be as agreed upon in writing by the parties.

NOW THEREFORE, the parties agree that the fees to be paid to the Sub-Adviser under the Sub-Advisory Agreement shall be calculated and paid on a monthly basis by applying annual rate of percentage of the average daily net assets of the Funds listed below:

Name of Portfolio	Breakpoints	Sub-Advisory Rate

The foregoing fee schedule is agreed to as of March __, 2008 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS MANAGEMENT, LLC

By:__________________________________
Andrew Owen
Executive Vice President

COOKE & BIELER, LLP

By:__________________________________
Kermit S. Eck

Appendix 1

Wells Fargo Advantage Funds (logo)

Wells Fargo Advantage Funds

P.O. Box 859232

Braintree, MA 02185-9232

Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings
Consolidated Proxy Card

The top half of this form is your Consolidated Proxy Card. It reflects all of your accounts registered to the same Social Security or Tax I.D. number at this address. By voting and signing the Consolidated Proxy Card, you are voting all of these accounts in the same manner as indicated on the reverse side of this form.

CALL:	To vote by phone call toll-free 1-800-830-3542 and follow the recorded instructions.
LOG-ON:	Vote on the internet at www.2voteproxy.com and follow the on-screen instructions.
MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME]

PROXY SOLICITED BY THE TRUSTEES

By my signature below, I appoint Karla M. Rabusch, C. David Messman and Carol J. Lorts (officers of Wells Fargo Funds Trust) as my proxies and attorneys to vote all shares of the Fund(s) identified below that I am entitled to vote at the Special Meeting of Shareholders of Wells Fargo Funds Trust to be held at 525 Market St., 12th Floor, San Francisco, California on January 28, 2008, and at any adjournments of the meeting. The proxies shall have all the powers that I would possess if present. I hereby revoke any prior proxy, and ratify and confirm all that the proxies, or any of them, may lawfully do. I acknowledge receipt of the notice of Special Meeting of Shareholders and the Proxy Statement dated December 12, 2007.

The proxies shall vote my shares according to my instructions given below with respect to a Proposal. If I do not provide an instruction, I understand that the proxies will vote my shares in favor of the Proposal. The proxies will vote on any matter not described in the Proxy Statement, including adjournment that may arise in the meeting according to their best judgment.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET	Dated _________

Note: Please make sure that you complete, sign and date your proxy ballot. Please sign exactly as your name appears on your account. When signing as a fiduciary, please give your full title as such. Each joint owner should sign personally. Corporate proxies should be signed in full corporate name by an authorized officer.

WELLS FARGO FUNDS TRUST

1

_________________________________________________________________________________________

INDIVIDUAL BALLOTS
IF YOU HAVE VOTED THE CONSOLIDATED PROXY CARD ABOVE, DO NOT VOTE THE INDIVIDUAL BALLOTS ON THE REVERSE SIDE AND ANY ACCOMPANYING PAGES.

On the reverse side of this form (and on accompanying pages, if necessary) you will find individual ballots, one for each of your funds. If you wish to vote for each of the funds separately, sign in the signature box below, mark each individual ballot to indicate your vote, detach the form at the perforation above and return the individual ballots portion only.

Note: If you elect to vote each fund separately, do not return the Consolidated Proxy Card above.
	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET	Dated ____________

Note: Please make sure that you complete, sign and date your proxy ballot. Please sign exactly as your name appears on your account. When signing as a fiduciary, please give your full title as such. Each joint owner should sign personally. Corporate proxies should be signed in full corporate name by an authorized officer.

WELLS FARGO FUNDS TRUST

___________________________________________________________________________________________

This proxy is solicited by the Board of Trustees of Wells Fargo Funds Trust, which unanimously recommends that you vote FOR each of the Proposals. Please vote by checking the appropriate box:

PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE: ¦

Consolidated Proxy Card

	FOR All Funds	AGAINST All Funds	ABSTAIN All Funds
For Shareholders of the C&B Large Cap Value Fund: To approve a new investment sub-advisory agreement with Cooke & Bieler, LLP for the C&B Large Cap Value Portfolio.	☐	☐	☐
For Shareholders of the C&B Mid Cap Value Fund or Value Fund: To approve a new investment sub-advisory agreement with Cooke & Bieler, LLP for the Fund.

PLEASE SIGN ON REVERSE SIDE

2

PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE: ¦

INDIVIDUAL BALLOTS

Wells Fargo Advantage C&B Large Cap Value Fund
	FOR	AGAINST	ABSTAIN
	☐	☐	☐
To approve a new investment sub-advisory agreement with Cooke & Bieler, LLP for the C&B Large Cap Value Portfolio.

Wells Fargo Advantage C&B Mid Cap Value Fund
	FOR	AGAINST	ABSTAIN
	☐	☐	☐
To approve a new investment sub-advisory agreement with Cooke & Bieler, LLP for the Fund.

Wells Fargo Advantage Value Fund
	FOR	AGAINST	ABSTAIN
	☐	☐	☐
To approve a new investment sub-advisory agreement with Cooke & Bieler, LLP for the Fund.

PLEASE SIGN ON REVERSE SIDE

3